                                             August 31, 1999   Semiannual Report

                                                                          NUVEEN
                                                                    Mutual Funds

Extraordinary Talent. Masterful Performance.

Nuveen Money Market Fund

[PHOTO APPEARS HERE]


For investors

seeking income,

stability and liquidity

in a flexible cash

management

investment.



 Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser/SM/ for Income Investing

    Contents

 1  Dear Shareholder

 3  Nuveen Money Market Fund Spotlight

 4  Portfolio of Investments

 6  Statement of Net Assets

 6  Statement of Operations

 7  Statement of Changes in Net Assets

 8  Notes to Financial Statements

11  Financial Highlights

12  Building a Better Portfolio

13  Fund Information

DEAR

Shareholder



Welcome to the first semiannual report for Nuveen Money Market Fund. Whether you're new to the Nuveen family or following your financial adviser's advice to allocate some of your assets into our cash management vehicles, we're happy to be able to serve you.

Recent volatility in the markets highlights the importance of maintaining balance in your investment portfolio. A flexible cash management investment as part of a properly balanced portfolio including equities and bonds can help you ride the markets' ups and downs. We encourage you to discuss with your financial adviser whether your current asset allocation plan needs adjusting at this time.

Happy New Year! At this writing, we're just a couple of months away from the much-talked-about millennium. Besides trying to decide where we want to be when the clock strikes midnight, this whole event puts the concept of time in front of us all. We think: "Where did the time go?"

     We think about how old, 25 years ago, we thought we would be when the calendar turned January 1, 2000. (And we realize, now, it is really not that old at all.) We think about all the things we wanted to have accomplished before 1999 became 2000.

     Most likely, one of your millennium goals was financial. Whether it was to fully fund your retirement accounts or set up trusts for your grandchildren, the fact you're working with a financial adviser and reading this report are positive signs that you're well on your way to achieving your goal.

I'm pleased to report we're meeting our goals, too. In addition to the goals we have established for each mutual fund we manage, we have set goals in preparation for the millennium.

     As you have probably heard, the year 2000, or Y2K, problem stems from concerns that computers and other date-sensitive systems could malfunction or stop before, on, or after January 1, 2000. Many older systems use a two-digit number to represent a year. To a computer, "00" may mean the year 1900 instead of 2000. If this were to happen, some computers might shut down or not work correctly.

     All efforts to safeguard critical systems are right on schedule at Nuveen. It's a goal we set more than 10 years ago. Nuveen's trading, fund management and pricing -- systems that affect you and your investments -- have been updated or replaced to be able to deal accurately with Y2K.

     We continue to work closely with our service providers, transfer agent, custodian and trustee to monitor the readiness of their systems, as well as address any remaining internal systems issues. We expect January 3, 2000, the first business day of the year, to be "business as usual."


[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board



                                "All efforts to
                               safeguard critical
                               systems are right
                                  on schedule
                                  at Nuveen."

                                                       SEMIANNUAL REPORT  page 1

     The Securities and Exchange Commission (SEC), which oversees the securities industry, is also taking significant steps to help the financial industry make a smooth transition to the Y2K. First, the SEC is requiring all public companies, investment advisers, investment companies and municipal securities issuers to disclose their ability to comply with the Y2K issue.

     In addition, the SEC mandated that tests be conducted on various financial systems to test the ability of exchanges and broker/dealer firms to handle transactions effectively. We participated successfully in those tests.

     Still, it's always a good idea to keep good records of all your financial business. Keep copies of all your fourth quarter 1999 bank and investment account statements, bill payment records, credit card statements and other financial records, insurance policies and social security records. Compare them with statements issued after the new year begins.

     While we cannot anticipate all possibilities, our systems are in place, and we look forward to helping you achieve your financial goals in the new millennium.

Performance Review

     While Nuveen Money Market Fund opened in only June of this year, I will give a brief economic overview of the past 12 months.

     Over the past 12 months, the U.S. economy has been characterized by robust growth, generally low interest rates and unemployment levels that remain among the lowest in three decades.

     Concerns, however, about the continued pace of the economy's expansion have tested the new paradigm that holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching -- and reacting to -- every announcement concerning economic statistics, volatility has increased, especially in the equity markets.

     We have entered a different economic environment from that of 12 months ago. This shift has occurred in response to two factors:

     . the Asian financial crisis of 1998 did not produce the slowdown that was widely expected to keep economic growth from becoming overly robust;

     . evidence of accelerating prices, most obvious in the spikes in the April and September 1999 Consumer Price Index, contributed to the reemergence of the specter of inflation, accompanied by predictions of higher interest rates.

     In an effort to preempt this inflation threat, the Federal Reserve has twice moved to raise the federal funds rate by a quarter-point -- to 5.25% -- since the end of June. And in its October meeting, the group adopted a bias to tighten, although it took no action at that time. The upward adjustments to this rate, which represents the amount banks charge one another on overnight loans, mark the first increases since March 1997 and stand in sharp contrast to the three reductions made last fall.

     Your fund's assets are invested in a diversified portfolio of high-quality money market instruments that the management team believes present minimal credit risks. As of August 31, 1999, the fund offered investors a seven-day yield of 3.14%. Please see the Fund Spotlight, below, for more information.

SEMIANNUAL REPORT  page 2

     In Closing

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we look ahead to a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

     For more information on any Nuveen investment, including a prospectus, contact your financial adviser, call Nuveen at (800) 621-7227, or download a prospectus from our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

Sincerely,

/s/ Timothy R. Schwertfeger
---------------------------
Timothy R. Schwertfeger
Chairman of the Board
October 18, 1999


--------------------------------------------------------------------------------
NUVEEN MONEY MARKET FUND

Fund Spotlight as of August 31, 1999

Portfolio Statistics

Inception Date                   6/99
-------------------------------------
Net Assets               $3.2 million
-------------------------------------
Average Weighted Maturity  16.34 days
-------------------------------------

Yields

SEC 7-Day Yield                 3.14%
-------------------------------------
SEC 30-Day Yield                4.25%
-------------------------------------

Diversification (as a % of market value)

Financials                           17%
----------------------------------------
Technology                           13%
----------------------------------------
Telecommunications                   13%
----------------------------------------
Capital Goods                        10%
----------------------------------------
Utilities                            10%
----------------------------------------
Health Care                           7%
----------------------------------------
Tax Obligation (General)              7%
----------------------------------------
Basic Materials                       5%
----------------------------------------
Consumer Cyclicals                    3%
----------------------------------------
Consumer Staples                      3%
----------------------------------------
Education and Civic Organizations     3%
----------------------------------------
Energy                                3%
----------------------------------------
Industrial/Other                      3%
----------------------------------------
Long-Term Care                        3%
----------------------------------------

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/SM/ -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their focus on consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/SM/ for income investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Averaging 10 years of experience through the market's peaks and valleys, the Nuveen team of portfolio managers and research analysts offers:

 . A commitment to exhaustive research
 . An active, value-oriented investment style
 . The unmatched presence and trading leverage of a market leader.



Terms To Know

SEC Yield A standardized calculation that the Securities and Exchange Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.

                                                       SEMIANNUAL REPORT  page 3

Portfolio of Investments (Unaudited)
Nuveen Money Market Fund
August 31, 1999

  Principal                                                                                                               Amortized
     Amount    Description                                                                                   Ratings*          Cost
-----------------------------------------------------------------------------------------------------------------------------------
               TAXABLE MUNICIPAL BONDS - 25.2%

               Alabama - 3.2%

$   100,000    Birmingham Special Care Facilities Financing Authority, Health Care Facilities                    A-1+    $  100,000
                Revenue, Eye Foundation Hospital, 1998 Series B, Variable Rate Demand Bonds,
                5.350%, 9/01/18+
-----------------------------------------------------------------------------------------------------------------------------------
               Georgia - 3.2%

    100,000    Adel Industrial Development Authority (Georgia), Industrial Development Revenue                 VMIG-1       100,000
                (Speciality Stampings LLC Project), Series 1999A, Variable Rate Demand Bonds,
                5.400%, 6/01/14+
-----------------------------------------------------------------------------------------------------------------------------------
               Illinois - 3.2%

    100,000    City of Chicago, Illlinois, General Obligation Tender Bonds, Series 1996A,                      VMIG-1       100,000
                Variable Rate Demand Bonds, 5.400%, 1/01/01+
-----------------------------------------------------------------------------------------------------------------------------------
               Massachusetts - 3.2%

    100,000    Massachusetts Development Finance Authority, First Mortgage Revenue Bonds,                      VMIG-1       100,000
                Series 1998D (Lasell Village Project), Variable Rate Demand Bonds, 5.350%, 12/01/08+
-----------------------------------------------------------------------------------------------------------------------------------
               New Jersey - 3.2%

    100,000    New Jersey Economic Development Authority, Greater Mercer County Composite                      VMIG-1       100,000
                Issue, Series 1996 D2, Variable Rate Demand Bonds, 5.500%, 11/01/06+
-----------------------------------------------------------------------------------------------------------------------------------
               New York - 6.0%

    100,000    Montgomery County Industrial Development Agency (New York), Taxable Industrial                    A-1+       100,000
                Development Revenue Bonds (Central National Bank Project - Letter of Credit Secured),
                Series 1996A, Variable Rate Demand Bonds, 5.500%, 5/01/25+

    100,000    Qswego County Industrial Development Agency (New York), Civic Facility Revenue Bonds,              N/R       100,000
                Series 1998B (O.H. Properties), Variable Rate Demand Bonds, 5.400%, 6/01/24+
-----------------------------------------------------------------------------------------------------------------------------------
               Tennessee - 3.2%

    100,000    State of Tennessee, General Obligation Bonds, Anticipation Notes, Series 1998B, Variable        VMIG-1       100,000
                Rate Demand Bonds, 5.350%, 7/02/01+
-----------------------------------------------------------------------------------------------------------------------------------
$   800,000    Total Municipal Bonds                                                                                        800,000
===========------------------------------------------------------------------------------------------------------------------------
               CERTIFICATES OF DEPOSITS - 1.6%

$    50,000    MBNA America Bank, N.A., 5.400%, 6/16/00                                                           N/R        49,792
===========------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL PAPER - 69.2%

$   100,000    Allmerica Financial Corporation,  0.000%, 9/14/99                                                  A-1        99,815

    150,000    American Telephone and Telegraph, 0.000%, 9/29/99                                                 A-1+       149,388

    100,000    Bell Atlantic Network Funding Corporation, 0.000%, 9/08/99                                         A-1        99,899

    150,000    BellSouth Telephone Company, 0.000%, 9/22/99                                                      A-1+       149,540

    100,000    Cleco Corporation, 0.000%, 9/10/99                                                                 A-1        99,868

    100,000    Chevron Oil Finance Company, 0.000%, 9/15/99                                                      A-1+        99,797

    100,000    Coca-Cola Company, 0.000%, 9/17/99                                                                A-1+        99,775

    100,000    Commonwealth Edison Company, 0.000%, 9/01/99                                                       A-2       100,000

    100,000    Eastman Kodak Company, 0.000%, 9/14/99                                                             A-1        99,817

    100,000    Florida Power Corporation, 0.000%, 9/01/99                                                        A-1+       100,000

    100,000    Ford Motor Credit Company, 0.000%, 9/01/99                                                         A-1       100,000

    100,000    General Electric Company, 0.000%, 9/01/99                                                         A-1+       100,000

    150,000    Hewlett-Packard Corporation, 0.000%, 9/28/99                                                       A-1       149,406

  Principal                                                                             Amortized
     Amount    Description                                                Ratings*           Cost
-------------------------------------------------------------------------------------------------
               COMMERCIAL PAPER (continued)

$   150,000    ING America Insurance Holdings Inc., 0.000%, 9/17/99           A-1+     $  149,648

    100,000    Illinois Tool Works, 0.000%, 9/14/99                           A-1+         99,808

    150,000    International Business Machines Inc., 0.000%, 9/30/99           A-1        149,365

    100,000    Island Finance Puerto Rico Inc., 0.000%, 10/06/99               A-1         99,490

    150,000    Nalco Chemical Company, 0.000%, 9/03/99                         A-1        149,956

    100,000    University of Chicago, 0.000%, 9/16/99                         A-1+         99,780
-------------------------------------------------------------------------------------------------
$ 2,200,000    Total Commercial Paper                                                   2,195,352
===========--------------------------------------------------------------------------------------
$ 3,050,000    Total Investments - 96.0%                                                3,045,144
===========--------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 4.0%                                       127,018
               ----------------------------------------------------------------------------------
               Net Assets - 100%                                                       $3,172,162
               ==================================================================================

         *  Ratings: Using the higher of Standard & Poor's or Moody's rating.

         N/R  Investment is not rated.

         + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
August 31, 1999

-----------------------------------------------------------------------------------------------------------------
Assets
Investments in short-term securities, at amortized cost, which approximates market value (note 1)      $3,045,144
Cash                                                                                                      136,084
Receivables:
  Interest                                                                                                  4,455
  Fund manager (note 4)                                                                                     1,451
-----------------------------------------------------------------------------------------------------------------
  Total assets                                                                                          3,187,134
-----------------------------------------------------------------------------------------------------------------
Liabilities
Accrued expenses:
  12b-1 fees (note 1)                                                                                         179
  Other                                                                                                     6,732
Dividends payable                                                                                           8,061
-----------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                                        14,972
-----------------------------------------------------------------------------------------------------------------
Net assets applicable to shares outstanding (note 5)                                                   $3,172,162
=================================================================================================================
Shares outstanding:
Class A                                                                                                 1,095,598
Class B                                                                                                    25,000
Class C                                                                                                    25,000
Class R                                                                                                 2,026,564
-----------------------------------------------------------------------------------------------------------------
Total shares outstanding                                                                                3,172,162
=================================================================================================================
Net asset value, offering and redemption price per share (net assets divided by shares outstanding)         $1.00
=================================================================================================================


Statement of Operations (Unaudited)
From the period June 10, 1999 (commencement of operations) through August 31,
1999

-----------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                                             $   24,771
-----------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 4)                                                                                    2,235
12b-1 service fees - Class A (note 1)                                                                          79
12b-1 distribution and service fees - Class B (note 1)                                                         56
12b-1 distribution and service fees - Class C (note 1)                                                         56
Shareholders' servicing agent fees and expenses                                                               132
Custodian's fees and expenses                                                                               2,117
Trustees' fees and expenses (note 4)                                                                           22
Professional fees                                                                                           2,314
Shareholders' reports - printing and mailing expenses                                                       1,579
Federal and state registration fees                                                                         2,248
-----------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                       10,838
  Custodian fee credit (note 1)                                                                              (994)
  Expense reimbursement (note 4)                                                                           (6,424)
-----------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                3,420
-----------------------------------------------------------------------------------------------------------------
Net investment income                                                                                      21,351
Net gain from investment transactions (notes 1 and 3)                                                          --
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                             $   21,351
=================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)
From the period June 10, 1999 (commencement of operations) through August 31,
1999




---------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                    $   21,351
Net realized gain from investment transactions (notes 1 and 3)                                   --
---------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                   21,351
---------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)                                                      (21,351)
---------------------------------------------------------------------------------------------------
Share Transactions
 (at constant net asset value of $1 per share) (note 1)
Net proceeds from sale of shares                                                          3,081,544
Net proceeds from shares issued to shareholders due to reinvestment of distributions            179
---------------------------------------------------------------------------------------------------
                                                                                          3,081,723
Cost of shares redeemed                                                                      (9,561)
---------------------------------------------------------------------------------------------------
Net increase in net assets from share transactions                                        3,072,162
Net assets at the beginning of period                                                       100,000
---------------------------------------------------------------------------------------------------
Net assets at the end of period                                                          $3,172,162
===================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)




1. General Information and Significant Accounting Policies

The Nuveen Money Market Fund (the "Fund") is a series of the Nuveen Money Market Trust (the "Trust") which was organized as a Massachusetts business Trust on January 15, 1999. The Trust (and each series within the Trust) is an open-end, diversified management investment company registered under the Investment Company Act of 1940.

The Fund invests substantially all of its assets in a diversified portfolio of high quality money market instruments for current income, the stability of principal and the maintenance of liquidity.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The Fund invests in short-term securities maturing within one year from the date of acquisition. Securities with a maturity of more than one year in all cases have variable rate and demand features qualifying them as short-term securities and are valued at amortized cost. On a dollar-weighted basis, the average maturity of all such securities must be 90 days or less (at August 31, 1999, the dollar-weighted average life was 16 days).

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 1999, the Fund had no such outstanding purchase commitments.

Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income is declared as a dividend to shareholders of record as of the close of each business day and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders in December. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Federal Income Taxes

The Fund intends to distribute all net ordinary taxable income and net realized capital gains from investment transactions, if any, and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares incur an annual 12b-1 service fee and under limited circumstances may be subject to a contingent deferred sales charge ("CDSC"). Class B Shares incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances or by specified classes of shareholders.

Insurance

The Fund has purchased liability insurance to protect against a decline in the value of securities held in the Fund's portfolio caused by the default of securities owned by the Fund. The insurance covers substantially all of the Fund's investments except U.S. government securities. The maximum total coverage for all Nuveen money market funds is $50 million, with certain deductibles for each loss. The Fund pays the policy premiums. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the Fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Derivative Financial Instruments

The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period June 10, 1999 (commencement of operations) through August 31, 1999.

Custodian Fee Credit

The Fund has an agreement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:
---------------------------------------------------------------------------------
Shares sold:
  Class A                                                              $1,078,419
  Class B                                                                      --
  Class C                                                                      --
  Class R                                                               2,003,125
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                     179
  Class B                                                                      --
  Class C                                                                      --
  Class R                                                                      --
---------------------------------------------------------------------------------
                                                                        3,081,723
---------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                                  (8,000)
  Class B                                                                      --
  Class C                                                                      --
  Class R                                                                  (1,561)
---------------------------------------------------------------------------------
                                                                           (9,561)
---------------------------------------------------------------------------------
Net increase                                                           $3,072,162
=================================================================================

3. Securities Transactions

Purchases and sales (including maturities) of investments in short-term securities during the period June 10, 1999 (commencement of operations) through August 31, 1999, aggregated $6,529,431 and $3,500,000, respectively.

At August 31, 1999, the cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

4. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets                                          Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .4500 of 1%
For the next $125 million                                            .4375 of 1
For the next $250 million                                            .4250 of 1
For the next $500 million                                            .4125 of 1
For the next $1 billion                                              .4000 of 1
For assets over $2 billion                                           .3750 of 1
================================================================================

The management fee is reduced by, or the Adviser assumes certain Fund expenses in an amount necessary to prevent the Fund's total operating expenses (including the management fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, any 12b-1 distribution or service fees and, to the extent permitted, extraordinary expenses) from exceeding .65 of 1% of the average daily net assets of the Fund. The Adviser may modify or discontinue these waivers and reimbursements at any time.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.

5. Composition of Net Assets

At August 31, 1999, the Fund had an unlimited number of $.01 par value stock authorized. Net assets consisted of $3,172,162 paid-in capital.

6. Investment Composition

At August 31, 1999, the revenue sources by purpose, expressed as a percent of total investments, were as follows:

-----------------------------------------------------------------------------
Basic Materials                                                            5%
Capital Goods                                                             10
Consumer Cyclicals                                                         3
Consumer Staples                                                           3
Education and Civic Organizations                                          3
Energy                                                                     3
Financials                                                                17
Health Care                                                                7
Industrial/Other                                                           3
Long-Term Care                                                             3
Telecommunications                                                        13
Tax Obligation/General                                                     7
Technology                                                                13
Utilities                                                                 10
-----------------------------------------------------------------------------
                                                                         100%
=============================================================================

For additional information regarding each investment security, refer to the Portfolio of Investments.

Financial Highlights (Unaudited)


Selected data for a share outstanding throughout the period
June 10, 1999 (commencement of operations) through August 31, 1999:

                                                                                          Ratios/Supplemental Data
                                                                          ----------------------------------------------------------
                                                                                                       Ratio                   Ratio
                                                                                                      of Net                  of Net
                                                                                        Ratio of  Investment    Ratio of  Investment
                                                                                        Expenses      Income    Expenses   Income to
                                                                                      to Average  to Average  to Average     Average
                                                 Less                                 Net Assets  Net Assets  Net Assets  Net Assets
                 Beginning              Distributions                                     Before      Before       After       After
                       Net         Net       from Net     Ending              Ending     Credit/     Credit/     Credit/     Credit/
Year Ended           Asset  Investment     Investment  Net Asset   Total  Net Assets  Reimburse-  Reimburse-  Reimburse-  Reimburse-
February 28/29,      Value      Income         Income      Value  Return       (000)        ment        ment    ment (a)    ment (a)
------------------------------------------------------------------------------------------------------------------------------------
Class A (6/99)
  2000 (b)           $1.00        $.01          $(.01)     $1.00     .93%     $1,096       2.15%*      2.21%*       .90%*     3.46%*

Class B (6/99)
  2000 (b)            1.00         .01           (.01)      1.00     .76          25       3.15*       1.88*       1.65*      3.38*

Class C (6/99)
  2000 (b)            1.00         .01           (.01)      1.00     .76          25       3.15*       1.88*       1.65*      3.38*

Class R (6/99)
  2000 (b)            1.00         .01           (.01)      1.00     .98       2,027       2.15*       2.87*        .65*      4.37*
====================================================================================================================================

*   Annualized.

(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 4).

(b) For the period June 10, 1999 (commencement of operations) through August 31, 1999.

Building a Better Portfolio
Can Make You a Successful Investor



Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.


Growth

Nuveen Rittenhouse Growth Fund


Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund


Income

Income Fund


Tax-Free Income

National Funds

Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds

Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information



Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services

Chase Global Fund Services Company
P.O. Box 5186
New York, NY 10274
(800) 257-8787


Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.


Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

SERVING
Investors for Generations

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

     The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

     Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

     Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com
                                                                     MSA-MM-8-99

                                             August 31, 1999   Semiannual Report

                                                                   [NUVEEN LOGO]
                                                                    Mutual Funds

Extraordinary Talent. Masterful Performance.

Nuveen Institutional Tax-Exempt
Money Market Fund


[PHOTO APPEARS HERE]


For investors seeking tax-free income, stability and liquidity in a flexible cash management investment.

Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser/SM/ for Income Investing

    Contents

 1  Dear Shareholder

 3  Nuveen Institutional Tax-Exempt
    Money Market Fund Spotlight

 4  Portfolio of Investments

 8  Statement of Net Assets

 8  Statement of Operations

 9  Statement of Changes in Net Assets

10  Notes to Financial Statements

13  Financial Highlights

DEAR

Shareholder



At this writing, we're just a couple of months away from the much-talked-about millennium. Besides trying to decide where we want to be when the clock strikes midnight, this whole event puts the concept of time in front of us all. We think: "Where did the time go?"

We think about how old, 25 years ago, we thought we would be when the calendar turned January 1, 2000. (And we realize, now, it is really not that old at all.) We think about all the things we wanted to have accomplished before 1999 became 2000.

Most likely, one of your millennium goals was financial. Whether it was to fully fund your retirement accounts or set up trusts for your grandchildren, the fact you're working with a financial adviser and reading this report are positive signs that you're well on your way to achieving your goal.

I'm pleased to report we're meeting our goals, too. In addition to the goals we have established for each mutual fund we manage, we have set goals in preparation for the millennium.

     As you have probably already heard, the year 2000, or Y2K, problem stems from concerns that computers and other date-sensitive systems could malfunction or stop before, on, or after January 1, 2000. Many older systems use a two-digit number to represent a year. To a computer, "00" may mean the year 1900 instead of 2000. If this were to happen, some computers might shut down or not work correctly.

     All efforts to safeguard critical systems are right on schedule at Nuveen. It's a goal we set more than 10 years ago. Nuveen's trading, fund management and pricing -- systems that affect you and your investments -- have been updated or replaced to be able to deal accurately with Y2K.

     We continue to work closely with our service providers, transfer agent, custodian and trustee to monitor the readiness of their systems, as well as address any remaining internal systems issues. We expect January 3, 2000, the first business day of the year, to be "business as usual."

     The Securities and Exchange Commission (SEC), which oversees the securities industry, is also taking significant steps to help the financial industry make a smooth transition to the Y2K. First, the SEC is requiring all public companies, investment advisers, investment companies and municipal securities issuers to disclose their ability to comply with the Y2K issue.

     In addition, the SEC mandated that tests be conducted on various financial systems to test the ability of exchanges and broker/dealer firms to handle transactions effectively. We participated successfully in those tests.

     Still, it's always a good idea to keep good records of all your financial business. Keep copies of all your fourth quarter 1999 bank and investment account statements, bill payment

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

"All efforts to safeguard critical systems are right on schedule at Nuveen."

                                                       SEMIANNUAL REPORT  page 1
records, credit card statements and other financial records, insurance policies and social security records. Compare them with statements issued after the new year begins.

     While we cannot anticipate all possibilities, our systems are in place, and we look forward to helping you achieve your financial goals in the new millennium.

The Year In Review

     Over the past 12 months, the U.S. economy has been characterized by robust growth, generally low interest rates and unemployment levels that remain among the lowest in three decades.

     Concerns, however, about the continued pace of the economy's expansion have tested the new paradigm that holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching -- and reacting to -- every announcement concerning economic statistics, volatility has increased, especially in the equity markets.

     We have entered a different economic environment from that of 12 months ago. This shift has occurred in response to two factors:

     . the Asian financial crisis of 1998 did not produce the slowdown that was widely expected to keep economic growth from becoming overly robust;

     . evidence of accelerating prices, most obvious in the spikes in the April and September 1999 Consumer Price Index, contributed to the reemergence of the specter of inflation, accompanied by predictions of higher interest rates.

     In an effort to preempt this inflation threat, the Federal Reserve has twice moved to raise the federal funds rate by a quarter-point -- to 5.25% -- since the end of June. And in its October meeting, the group adopted a bias to tighten, although it took no action at that time. The upward adjustments to this rate, which represents the amount banks charge one another on overnight loans, mark the first increases since March 1997 and stand in sharp contrast to the three reductions made last fall.

     The case for investing in municipal bonds is still a strong one. At the end of August 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 93.1%, compared with the historical average of 89.6% over the period 1979-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds -- even before the tax advantages of municipals were taken into account. On an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

     In the coming months, we expect to see a healthy supply of new municipal bonds, although total volume is expected to drop from the near-record levels of 1998. This is due to the dramatic decrease in the refunding of existing bonds in the wake of higher interest rates compared to last August.

Fund News and Performance Review

     At a special shareholder meeting earlier this year, shareholders approved changes to the Nuveen Municipal Money Market Funds. These changes were made to:

     .  standardize certain fund features with other Nuveen mutual funds,

     .  permit the funds to operate more efficiently.

SEMIANNUAL REPORT  page 2

     Additionally, Nuveen Tax-Exempt Money Market Fund, Inc. was renamed Nuveen Institutional Tax-Exempt Money Market Fund.

     As of August 31, 1999, the fund offered investors a yield of 2.78%, which represented a taxable-equivalent yield of 4.03% for investors in the 31% federal income tax bracket. Please see the Fund Spotlight, below, for more information.

In Closing

     Recent volatility in the markets highlights the importance of maintaining balance in your investment portfolio. A flexible cash management investment as part of a properly balanced portfolio including equities and bonds can help you ride the markets' ups and downs. We encourage you to discuss with your financial adviser whether your current asset allocation plan needs adjusting at this time.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we look ahead to a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

     For more information on any Nuveen investment, including a prospectus, contact your financial adviser, call Nuveen at (800) 621-7227, or download a prospectus from our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
October 18, 1999


-------------------------------------------------------------------------
NUVEEN INSTITUTIONAL TAX-EXEMPT MONEY MARKET FUND

Fund Spotlight as of August 31, 1999

Portfolio Statistics

Inception Date                        3/81
------------------------------------------
Net Assets                  $323.2 million
------------------------------------------
Average Weighted Maturity       40.81 days
------------------------------------------

Tax-Free Yields

SEC 7-Day Yield                      2.78%
------------------------------------------
SEC 30-Day Yield                     2.77%
------------------------------------------

Taxable Equivalent
(based on a federal income tax rate of 31%)

SEC 7-Day Yield                      4.03%
------------------------------------------
SEC 30-Day Yield                     4.01%
------------------------------------------

Diversification (as a % of market value)

Health Care                            21%
------------------------------------------
Long-Term Care                         17%
------------------------------------------
Tax Obligation (General)               15%
------------------------------------------
Education and Civic Organizations      11%
------------------------------------------
Utilities                               9%
------------------------------------------
Housing (Multifamily)                   7%
------------------------------------------
Transportation                          6%
------------------------------------------
Tax Obligation (Limited)                5%
------------------------------------------
Financials                              4%
------------------------------------------
Water and Sewer                         3%
------------------------------------------
Basic Materials                         2%
------------------------------------------

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Adviserssm -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their focus on consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/sm/ for income investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Averaging 10 years of experience through the market's peaks and valleys, the Nuveen team of portfolio managers and research analysts offers:

 . A commitment to exhaustive research
 . An active, value-oriented investment style
 . The unmatched presence and trading leverage of a market leader.


Terms To Know

SEC Yield A standardized calculation that the Securities and Exchange Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.

                                                       SEMIANNUAL REPORT  page 3

Portfolio of Investments (Unaudited)
Nuveen Institutional Tax-Exempt Money Market Fund
August 31, 1999

  Principal                                                                                                               Amortized
     Amount    Description                                                                                  Ratings*           Cost
-----------------------------------------------------------------------------------------------------------------------------------
               Alabama - 0.6%

$ 2,000,000    Dallas County Housing Development Corporation,Housing Development Revenue,                        A-1    $ 2,000,000
                Series 1999, Variable Rate Demand Bonds, 3.340%, 7/01/19+
-----------------------------------------------------------------------------------------------------------------------------------
               Alaska - 1.3%

  4,300,000    City of Valdez, Marine Terminal Revenue Refunding Bonds (Exxon Pipeline Company                VMIG-1      4,300,000
                Project), 1993 Series C, Variable Rate Demand Bonds, 2.700%, 12/01/33+
-----------------------------------------------------------------------------------------------------------------------------------
               California - 1.5%

  5,000,000    Student Education Loan Marketing Corporation (A Nonprofit Public Benefit                       VMIG-1      5,000,000
                Corporation Organized Under the Laws of the State of California), Student
                Loan Revenue Refunding, Series 1993A, Variable Rate Demand Bonds, 3.300%, 11/01/02+
-----------------------------------------------------------------------------------------------------------------------------------
               District of Columbia - 2.4%

  2,200,000    District of Columbia (Washington, D.C.), General Obligation Bonds, Variable Rate               VMIG-1      2,200,000
                Demand Revenue Bonds, Series 1992A-3, 3.050%, 10/01/07+

  2,600,000    District of Columbia (Washington, D.C.), General Obligation Bonds, Variable Rate               VMIG-1      2,600,000
                Demand Revenue Bonds, Series 1992A-6, 3.050%, 10/01/07+

  2,000,000    District of Columbia (Washington, D.C.), General Obligation Bonds, Variable Rate               VMIG-1      2,000,000
                Demand Revenue Bonds, Series 1992A-4, 3.050%, 10/01/07+

  1,100,000    District of Columbia (Washington, D.C.), General Obligation Bonds, Variable Rate               VMIG-1      1,100,000
                Demand Revenue Bonds, Series 1992A-2, 3.050%, 10/01/07+
-----------------------------------------------------------------------------------------------------------------------------------
               Florida - 6.8%

  9,000,000    Florida Housing Finance Agency, Multifamily Housing Revenue Bonds, Series 1985D                VMIG-1      9,000,000
                (Kings Colony Project), Variable Rate Demand Bonds, 3.300%, 8/01/06+

  5,400,000    Miami Health Facilities Authority (Miami Jewish Home and Hospital for the Aged,                  Aa-3      5,400,000
                Inc.), Series 1992, Variable Rate Demand Bonds, 3.300%, 3/01/12+

  7,600,000    Pinellas County Educational Facilities Authority, Independent Higher Education                 VMIG-1      7,600,000
                Pool, Commercial Paper Bonds, Series 1985, 3.350%, 10/07/99
-----------------------------------------------------------------------------------------------------------------------------------
               Georgia - 4.0%

  2,300,000    Columbia Elderly Authority, Residential Care Facilities Revenue Bonds (Augusta                   Aa-3      2,300,000
                Resource Center on Aging Inc.), Variable Rate Demand Bonds, Series 1994, 3.300%, 1/01/21+

 10,705,000    Housing Authority of the County of DeKalb, Multifamily Housing Revenue Refunding               VMIG-1     10,705,000
                Bonds (Lenox Pointe Project), Series 1996A, Variable Rate Demand Bonds, 3.350%, 11/01/23+
-----------------------------------------------------------------------------------------------------------------------------------
               Illinois - 3.5%

  3,300,000    City of Chicago, General Obligation Tender Notes, Series 1998, 2.850%, 1/31/00                  SP-1+      3,300,000
                (Mandatory put 10/28/99)

  8,000,000    Decatur Revenue Bonds, Series 1985 (New South Water Treatment), Commercial Paper,              VMIG-2      8,000,000
                3.625%, 9/08/98
-----------------------------------------------------------------------------------------------------------------------------------
               Indiana - 7.5%

  6,200,000    Fort Wayne, Economic Development Revenue, Variable Rate Demand Bonds,                            A-1+      6,200,000
                Series 1998 (St. Anne Home and Retirement), 3.370%, 9/01/23+

  5,000,000    Hamilton Southeastern Consolidated School Building Corporation, Temporary Loan                  SP-1+      5,008,897
                Warrants, 3.500%, 12/31/99

  5,400,000    Jasper County Pollution Control Bonds (Northern Indiana Public Service Co.),                   VMIG-1      5,400,000
                Series 1994B, Variable Rate Demand Bonds, 2.750%, 6/01/13+

  7,500,000    Tippecanoe School Corporation, Temporary Loan Warrants, Series 1999, 3.500%, 12/30/99             N/R      7,507,195
-----------------------------------------------------------------------------------------------------------------------------------
               Kansas - 0.9%

  3,000,000    Kansas State Development Finance Authority, Health Facilities Revenue Bonds,                   VMIG-1      3,000,000
                Series 1998M (Stormont-Vail Regional Medical Center), Variable Rate Demand Bonds,
                2.950%, 11/15/23+

  Principal                                                                                                               Amortized
     Amount    Description                                                                                 Ratings*            Cost
-----------------------------------------------------------------------------------------------------------------------------------
               Kentucky - 2.4%

$ 7,765,000    Kentucky Development Finance Authority (Presbyterian Homes and Services                       VMIG-1     $ 7,765,000
                Project), Variable Rate Demand Bonds, Series 1998A,  3.390%, 11/01/18+
-----------------------------------------------------------------------------------------------------------------------------------
               Louisiana - 4.3%

  4,100,000    Louisiana Offshore Terminal Authority, Variable Rate Demand Bonds, 2.700%, 9/01/06+           VMIG-1       4,100,000

  4,700,000    Ascension Parish Pollution Control (BSAF Wyandotte Corporation), Variable Rate                   P-1       4,700,000
                Demand Bonds, 2.900%, 12/01/05+

  5,000,000    New Orleans Aviation Board, Revenue Bonds, Series 1993B, Variable Rate Demand                 VMIG-1       5,000,000
                Bonds, 3.300%, 8/01/16+
-----------------------------------------------------------------------------------------------------------------------------------
               Michigan - 3.7%

 11,800,000    Detroit Downtown Development Authority (Millender Center Project), Series 1988,                  A-1      11,800,000
                Variable Rate Demand Revenue Bonds, 3.350%, 12/01/10+
-----------------------------------------------------------------------------------------------------------------------------------
               Minnesota - 7.3%

  4,300,000    Bloomington Port Authority, Minnesota, Special Tax Revenue Refunding Bonds                    VMIG-1       4,300,000
                (Mall of America Project), Series 1999B, Variable Rate Demand Bonds, 3.300%, 2/01/13+

 11,970,000    Minneapolis/St. Paul Housing and Redevelopment Authority, Children's Health                    SP-1+      11,970,000
                Care, Series 1995, Variable Rate Demand Bonds, 2.950%, 8/15/25+

  7,195,000    St. Paul Housing and Redevelopment Authority, Parking Revenue Bonds, Series                   VMIG-1       7,195,000
                1995B, Variable Rate Demand Bonds, 3.350%, 8/01/17+
-----------------------------------------------------------------------------------------------------------------------------------
               Missouri - 6.9%

  4,000,000    Health and Educational Facilities Authority, Variable Rate Demand Bonds, Health               VMIG-1       4,000,000
                Facilities Revenue Bonds (Bethesda Barclay), Series 1996A, 2.950%, 8/15/26+

  5,855,000    Environmental Improvement and Energy Resources Authority, Unit Priced Demand                  VMIG-1       5,855,000
                Adjustable Pollution Control Revenue Bonds, Series 1985A (Union Electric Company),
                Commercial Paper, 3.300%, 2/07/00

  4,300,000    The Industrial Development Authority of the County of Jackson, Variable Rate                     A-1       4,300,000
                Demand Bonds, Recreational Facilities Revenue Bonds (YMCA of Greater Kansas City
                Project), Series 1996A, 3.050%, 11/01/16+

  8,300,000    St. Louis Land Clearance Redevelopment Authority, Parking Facility Revenue                    VMIG-1       8,300,000
                Refunding Bonds, Series 1996, Variable Rate Demand Bonds, 4.000%, 9/01/19+
-----------------------------------------------------------------------------------------------------------------------------------
               Nebraska - 1.4%

  4,380,000    Scotts Bluff County Hospital Authority, Elderly Residential Facility Refunding                   A-1       4,380,000
                Revenue (Regional West Village Project), Variable Rate Demand Bonds, 3.250%, 12/01/31+
-----------------------------------------------------------------------------------------------------------------------------------
               Nevada - 0.5%

  1,545,000    Clark County, Economic Development Revenue (University of Las Vegas Foundation                  A-1+       1,545,000
                Project), Variable Rate Demand Bonds, Series 1999, 3.350%, 8/01/19+
-----------------------------------------------------------------------------------------------------------------------------------
               New Mexico - 0.7%

  2,200,000    Farmington Pollution Control (Arizona Public Service Co. - Four Corners                         A-1+       2,200,000
                Project), 1994 Series B, Variable Rate Demand Bonds, 2.700%, 9/01/24+
-----------------------------------------------------------------------------------------------------------------------------------
               New York - 1.7%

  4,500,000    City of New York, General Obligation Bonds, Variable Rate Demand Bonds, Fiscal                VMIG-1       4,500,000
                1995, Series B, Subseries B7, 2.800%, 8/15/18+

  1,100,000    New York City Municipal Water Finance Authority, Water And Sewer System Revenue               VMIG-1       1,100,000
                Bonds, Fiscal 1996, Series A, Variable Rate Demand Bonds, 3.100%, 6/15/25+
-----------------------------------------------------------------------------------------------------------------------------------
               North Carolina - 2.1%

  6,725,000    North Carolina Medical Care Commission, Variable Rate Demand Revenue Bonds                    VMIG-1       6,725,000
                (Pooled Financing Project), Series 1996A, 2.950%, 10/01/16+
-----------------------------------------------------------------------------------------------------------------------------------
               Ohio - 3.7%

  7,000,000    Cuyahoga County, Hospital Revenue Bonds, Series 1999E (University Hospitals                   VMIG-1       7,000,000
                Health System), Variable Rate Demand Bonds, 3.300%, 1/15/29+

  5,000,000    County of Hamilton, Variable Rate Demand Bonds, Hospital Facilities Revenue                   VMIG-1       5,000,000
                Bonds, Series 1997A (Children's Hospital Medical Center), 3.300%, 5/15/17+

Portfolio of Investments (Unaudited)
Nuveen Institutional Tax-Exempt Money Market Fund (continued)
August 31, 1999

  Principal                                                                                                               Amortized
     Amount    Description                                                                                 Ratings*            Cost
-----------------------------------------------------------------------------------------------------------------------------------
               Oregon - 2.2%

$ 7,000,000    Multnomah County School District 1J, Portland, 1999 Tax and Revenue                            MIG-1     $ 7,028,062
                Anticipation Notes, 4.000%, 6/30/00
-----------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 10.3%

  4,000,000    Allegheny County Industrial Development Authority, Zoological Society of                         A-1       4,014,483
                Pittsburgh, Adjustable Rate Demand Revenue Bonds, Series A of 1999, 4.000%, 6/01/19+
                (Mandatory put 6/01/00)

 10,000,000    Dauphin County General Authority, Variable Rate Demand Revenue Bonds, Series of               VMIG-1      10,000,000
                1997 (Education and Health Loan Program), 3.320%, 11/01/17+

 12,500,000    Lancaster County Hospital Authority, Series 1998B, Variable Rate Demand Revenue                  A-1      12,500,000
                Bonds (Willow Valley Lakes Manor), 3.320%, 12/01/18+

  3,440,000    Philadelphia Authority for Industrial Development (Horizon House Inc. Project),               VMIG-1       3,440,000
                Variable Rate Demand Revenue Bonds, Series 1998, 3.300%, 6/01/13+

  3,250,000    Philadelphia Authority for Industrial Development (The Academy of Music of                      Aa-3       3,250,000
                Philadelphia), Variable Rate Demand Revenue Bonds, Series 1998, 3.300%, 8/01/18+
-----------------------------------------------------------------------------------------------------------------------------------
               South Dakota - 3.6%

 11,780,000    South Dakota Health and Educational Facilities Authority (McKennan Hospital),                 VMIG-1      11,780,000
                Series 1994, Variable Rate Demand Revenue Bonds, 3.350%, 7/01/14+
-----------------------------------------------------------------------------------------------------------------------------------
               Texas - 0.7%

  2,300,000    Texas Health Facilities Development Corporation (North Texas Pooled Health                    VMIG-1       2,300,000
                Program), Variable Rate Demand Bonds, Series 1985A, 3.550%, 5/31/25+
-----------------------------------------------------------------------------------------------------------------------------------
               Utah - 2.5%

  8,000,000    Salt Lake County, Utah, Tax and Revenue Anticipation Notes, Series 1999,                         N/R       8,014,032
                4.000%, 12/29/99
-----------------------------------------------------------------------------------------------------------------------------------
               Virginia - 0.3%

  1,000,000    Industrial Development Authority of the County of Henrico, Health Facility                       N/R       1,000,000
                Revenue Refunding Bonds (The Hermitage at Cedarfield), Series 1994, Variable Rate
                Demand Bonds, 3.300%, 8/01/23+
-----------------------------------------------------------------------------------------------------------------------------------
               Washington - 5.3%

  6,385,000    Washington Economic Development Authority, Variable Rate Demand Economic                       MIG-1       6,385,000
                Development Bonds, Series 1998H (Pioneer Human Services Project), 3.000%, 9/01/18+

  9,200,000    Washington State Housing Finance Commission, Variable Rate Demand Nonprofit                      A-1       9,200,000
                Revenue Bonds (Emerald Heights Project), Series 1990, 3.000%, 1/01/21+

  1,620,000    Washington State Housing Finance Commission, Variable Rate Demand Non Profit                  VMIG-1       1,620,000
                Revenue Bonds (YMCA of Snohomish County Program), Series 1994, 3.450%, 8/01/19+
-----------------------------------------------------------------------------------------------------------------------------------
               Wisconsin - 8.6%

  7,200,000    Wisconsin Health and Educational Facilities Authority, Series 1988A (Alexian                  VMIG-1       7,200,000
                Village of Milwaukee), Commercial Paper, 3.400%, 10/12/99

  3,000,000    Carlton Pollution Control Revenue Bonds, Series 1991B (Wisconsin Power and                    VMIG-1       3,000,000
                Light), Variable Rate Demand Bonds, 2.950%, 9/01/05+

  7,000,000    Madison Metropolitan School District, 1999 Tax and Revenue Anticipation                          N/R       7,019,396
                Promissory Notes, 4.000%, 2/22/00

  3,500,000    Menomonee Falls School District, 1999 Bond Anticipation Notes, 4.100%, 11/24/99                MIG-1       3,507,068

  7,000,000    Oskosh Area School District, 1999 Tax and Revenue Promissory Notes, 4.000%, 8/23/00 (WI)       MIG-1       7,019,740
-----------------------------------------------------------------------------------------------------------------------------------

   Principal                                                                                                              Amortized
      Amount    Description                                                                               Ratings*             Cost
-----------------------------------------------------------------------------------------------------------------------------------
                Wyoming - 1.1%

$  3,600,000    Uinta County, Pollution Control Refunding Revenue Bonds (Chevron U.S.A. Inc.                   P-1     $  3,600,000
                Project), Series 1993, Variable Rate Demand Bonds, 2.700%, 8/15/20+
-----------------------------------------------------------------------------------------------------------------------------------
$316,115,000    Total Investments - 97.8%                                                                               316,233,873
============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                      6,976,622
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $323,210,495
                ===================================================================================================================


         *    Ratings: Using the higher of Standard & Poor's or Moody's rating.

         N/R  Investment is not rated.

         + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

         (WI) Security purchased on a when-issued basis (note 1).


                                 See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
August 31, 1999

---------------------------------------------------------------------------------------------------------------------------
Assets
Investments in short-term municipal securities, at amortized cost, which approximates market value (note 1)    $316,233,873
Cash                                                                                                              8,081,106
Receivables:
  Interest                                                                                                        1,252,685
  Investments sold                                                                                                5,300,000
Other assets                                                                                                        206,137
---------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                                                  331,073,801
---------------------------------------------------------------------------------------------------------------------------
Liabilities
Payable for investments purchased                                                                                 7,019,740
Accrued expenses:
  Management fees (note 3)                                                                                           92,924
  Other                                                                                                              17,810
Dividends payable                                                                                                   732,832
---------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                                               7,863,306
---------------------------------------------------------------------------------------------------------------------------
Net assets applicable to shares outstanding (note 4)                                                           $323,210,495
===========================================================================================================================
Shares outstanding                                                                                              323,210,495
===========================================================================================================================
Net asset value, offering and redemption price per share (net assets divided by shares outstanding)                   $1.00
===========================================================================================================================

Statement of Operations* (Unaudited)
Six Months Ended August 31, 1999

---------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                                                     $  5,294,289
---------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 3)                                                                                            645,782
Shareholders' servicing agent fees and expenses                                                                      10,901
Custodian's fees and expenses                                                                                        35,048
Trustees' fees and expenses (note 3)                                                                                  4,773
Professional fees                                                                                                     5,879
Shareholders' reports - printing and mailing expenses                                                                10,767
Federal and state registration fees                                                                                  19,738
Portfolio insurance expense                                                                                           8,054
Other expenses                                                                                                       29,316
---------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                                770,258
  Custodian fee credit (note 1)                                                                                      (2,828)
  Expense reimbursement (note 3)                                                                                    (39,453)
---------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                        727,977
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                             4,566,312
Net realized gain (loss) from investment transactions (notes 1 and 2)                                                (1,772)
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                                     $  4,564,540
===========================================================================================================================

* The statement includes the operations of the Nuveen Tax-Exempt Money Market Fund, Inc. through the close of business on June 25, 1999, and the operations of the Nuveen Institutional Tax-Exempt Money Market Fund from such date through August 31, 1999 (see note 1 of the Notes to Financial Statements).

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)

                                                                                        Six Months Ended        Year Ended
                                                                                                8/31/99*           2/28/99
--------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                      $   4,566,312   $    10,920,584
Net realized gain (loss) from investment transactions (notes 1 and 2)                             (1,772)               --
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                     4,564,540        10,920,584
--------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)                                                        (4,566,312)      (10,920,584)
--------------------------------------------------------------------------------------------------------------------------
Share Transactions (at constant net asset value of $1 per share) (note 1)
Net proceeds from sale of shares                                                             745,590,187     1,894,910,826
Net proceeds from shares issued to shareholders due to reinvestment of distributions           2,471,933         5,680,509
--------------------------------------------------------------------------------------------------------------------------
                                                                                             748,062,120     1,900,591,335
Cost of shares redeemed                                                                     (770,483,283)   (2,028,459,624)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from share transactions                                (22,421,163)     (127,868,289)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                        (22,422,935)     (127,868,289)
Net assets at the beginning of period                                                        345,633,430       473,501,719
--------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                            $ 323,210,495   $   345,633,430
==========================================================================================================================

* Six months ended August 31, 1999, includes the changes in net assets of the Nuveen Tax-Exempt Money Market Fund, Inc. through the close of business on June 25, 1999, and the changes in net assets of the Nuveen Institutional Tax-Exempt Money Market Fund from such date through August 31, 1999 (see note 1 of the Notes to Financial Statements).

                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)




1. General Information and Significant Accounting Policies

The Nuveen Institutional Tax-Exempt Money Market Fund (the "Fund") formerly, the Nuveen Tax-Exempt Money Market Fund, Inc., is a series of the Nuveen Money Market Trust (the "Trust") which was organized as a Massachusetts business trust on January 15, 1999. Nuveen Tax-Exempt Money Market Fund, Inc. was reorganized effective after the close of business on June 25, 1999, as approved by the shareholders on June 22, 1999. The Trust (and each series within the Trust) is registered under the Investment Company Act of 1940 as an open-end, management investment company.

The Fund invests substantially all of its assets in a diversified portfolio of high quality, tax-exempt money market instruments for current income, the stability of principal, and the maintenance of liquidity.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The Fund invests in short-term municipal securities maturing within one year from the date of acquisition. Securities with a maturity of more than one year in all cases have variable rate and demand features qualifying them as short-term securities and are valued at amortized cost. On a dollar-weighted basis, the average maturity of all such securities must be 90 days or less (at August 31, 1999, the dollar-weighted average life was 41 days).

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 1999, the Fund had an outstanding when-issued purchase commitment of $7,019,740.

Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend to shareholders of record as of the close of each business day and payment is made or reinvestment is credited to shareholder accounts after month-end. The Fund may also distribute, from time to time, net ordinary taxable income and/or capital gains.

Federal Income Taxes

The Fund intends to distribute all of its tax-exempt net investment income, taxable ordinary income and/or net realized capital gains from investment transactions, if any, and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net ordinary taxable income and net realized capital gain distributions, if any, are subject to federal taxation.

Insurance Commitments

Effective April 1, 1999, the Fund purchased liability insurance to protect against a decline in the value of securities held in the Fund's portfolio caused by the default of securities owned by the Fund. This policy replaces a similar insurance policy from MBIA Insurance Corp. The insurance covers substantially all of the Fund's investments except U.S. government securities. The maximum total coverage for all Nuveen money market funds is $50 million, with certain deductibles for each loss. The Fund pays the policy premiums. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the Fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Derivative Financial Instruments

The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended August 31, 1999.

Custodian Fee Credit

The Fund has an agreement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Securities Transactions

Purchases and sales (including maturities) of investments in short-term municipal securities during the six months ended August 31, 1999, aggregated $637,558,170 and $664,985,000, respectively. The securities transactions include the purchases and sales (including maturities) of the Nuveen Tax-Exempt Money Market Fund, Inc. through June 25, 1999, and the purchases and sales (including maturities) of the Nuveen Institutional Tax-Exempt Money Market Fund from such date through August 31, 1999 (see note 1).

At August 31, 1999, the cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

3. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets           Management Fee
-------------------------------------------------
For the first $500 million            .4000 of 1%
For the next $500 million             .3750 of 1
For the next $1 billion               .3500 of 1
For net assets over $2 billion        .3250 of 1
=================================================

For the periods prior to the close of business on June 25, 1999, pursuant to the management agreement, the Adviser was obligated to reduce the management fee or assume certain Fund expenses in an amount necessary to prevent the Fund's total expenses (including the management fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities and, to the extent permitted, extraordinary expenses) from exceeding .45 of 1% of the average daily net assets of the Fund.

Effective after the close of business on June 25, 1999, as approved by the shareholders on June 4, 1999, the management fee was as follows:

Average Daily Net Assets           Management Fee
-------------------------------------------------
For the first $125 million            .4000 of 1%
For the next $125 million             .3875 of 1
For the next $250 million             .3750 of 1
For the next $500 million             .3625 of 1
For the next $1 billion               .3500 of 1
For net assets over $2 billion        .3250 of 1
=================================================

Although not obligated to do so pursuant to the new advisory agreement, the adviser may for limited periods of time voluntarily agree to reimburse certain expenses of the Fund and has agreed to limit the total operating expenses of the Fund to .45 of 1% of the average daily net assets through December 31, 1999.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.

4. Composition of Net Assets

At August 31, 1999, the Fund had an unlimited number of $.01 par value stock authorized. Net assets consisted of $323,212,267 paid-in capital and $1,772 of accumulated net realized loss from investment transactions.

5. Investment Composition

At August 31, 1999, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

--------------------------------------------
Basic Materials                           2%
Education and Civic Organizations        11
Financials                                4
Health Care                              21
Housing/Multifamily                       7
Long-Term Care                           17
Tax Obligation/General                   15
Tax Obligation/Limited                    5
Transportation                            6
Utilities                                 9
Water and Sewer                           3
--------------------------------------------
                                        100%
============================================

At August 31, 1999, 83% of the investments owned by the Fund have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions (see note 1).

For additional information regarding each investment security, refer to the Portfolio of Investments.

              Financial Highlights (Unaudited)

              Selected data for a share outstanding throughout each period:

                                                                                               Ratios/Supplemental Data
                                                                                    ---------------------------------------------
                                                                                                                            Ratio
                                                                                                                           of Net
                                                                                                       Ratio of        Investment
                                                        Less                                           Expenses         Income to
                      Beginning                Distributions    Ending                               to Average           Average
                            Net          Net        from Net       Net                  Ending       Net Assets        Net Assets
Year Ended                Asset   Investment      Investment     Asset     Total    Net Assets   Before Credit/     Before Credit/
February 28/29, (b)       Value       Income          Income     Value    Return          (000)   Reimbursement     Reimbursement
-----------------------------------------------------------------------------------------------------------------------------------
2000 (c)                  $1.00         $.01           $(.01)    $1.00      1.42%      $323,210            .47%*             2.77%*
1999                       1.00          .03            (.03)     1.00      3.07        345,633              .45             3.06
1998                       1.00          .03            (.03)     1.00      3.27        473,502              .44             3.26
1997                       1.00          .03            (.03)     1.00      3.11        515,403              .44             3.10
1996                       1.00          .03            (.03)     1.00      3.42        610,053              .44             3.43
1995                       1.00          .03            (.03)     1.00      2.69        759,244              .44             2.65
-----------------------------------------------------------------------------------------------------------------------------------


                                           Ratios/Supplemental Data
                                 ---------------------------------------------
                                                                         Ratio
                                                                        of Net
                                          Ratio of                  Investment
                                          Expenses                   Income to
                                        to Average                     Average
                                        Net Assets                  Net Assets
Year Ended                           After Credit/               After Credit/
February 28/29, (b)              Reimbursement (a)           Reimbursement (a)
-------------------------------------------------------------------------------
2000 (c)                                       .45%*                      2.79%*
1999                                           .45                        3.06
1998                                           .44                        3.26
1997                                           .44                        3.10
1996                                           .44                        3.43
1995                                           .44                        2.65
-------------------------------------------------------------------------------

*   Annualized.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 3).
(b) Information included prior to the six months ended August 31, 1999, reflects the financial highlights of Nuveen Tax-Exempt Money Market Fund, Inc. (see note 1).
(c) For the six months ended August 31, 1999. Information includes the financial highlights of the Nuveen Tax-Exempt Money Market Fund, Inc. through the close of business on June 25, 1999, and the financial highlights of the Nuveen Institutional Tax-Exempt Money Market Fund from such date through August 31, 1999 (see note 1 of the Notes to Financial Statements).

        SERVING
Investors for Generations

   Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

   The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

   Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

   Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


[PHOTO OF JOHN NUVEEN SR.]

John Nuveen, Sr.


NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                             August 31, 1999   Semiannual Report

                                                                          NUVEEN
                                                                    Mutual Funds

Extraordinary Talent. Masterful Performance.

Nuveen Money Market Funds


[PHOTO APPEARS HERE]


For investors
seeking tax-free
income, stability,
and liquidity in a
flexible cash
management
investment.

Municipal
California Tax-Exempt
New York Tax-Exempt


 Featuring Portfolio Management By Nuveen Investment Advisory Services
                                     A Premier Adviser/SM/ for Income Investing

    Contents

 1  Dear Shareholder

 4  Nuveen Money Market Funds Spotlight

 5  Portfolio of Investments

12  Statement of Net Assets

13  Statement of Operations

15  Statement of Changes in Net Assets

18  Notes to Financial Statements

22  Financial Highlights

25  Fund Information

DEAR

Shareholder


At this writing, we're just a couple of months away from the much-talked-about millennium. Besides trying to decide where we want to be when the clock strikes midnight, this whole event puts the concept of time in front of us all. We think: "Where did the time go?"

We think about how old, 25 years ago, we thought we would be when the calendar turned January 1, 2000. (And we realize, now, it is really not that old at all.) We think about all the things we wanted to have accomplished before 1999 became 2000.

Most likely, one of your millennium goals was financial. Whether it was to fully fund your retirement accounts or set up trusts for your grandchildren, the fact you're working with a financial adviser and reading this report are positive signs that you're well on your way to achieving your goal.

I'm pleased to report we're meeting our goals, too. In addition to the goals we have established for each mutual fund we manage, we have set goals in preparation for the millennium.

     As you have probably already heard, the year 2000, or Y2K, problem stems from concerns that computers and other date-sensitive systems could malfunction or stop before, on, or after January 1, 2000. Many older systems use a two-digit number to represent a year. To a computer, "00" may mean the year 1900 instead of 2000. If this were to happen, some computers might shut down or not work correctly.

     All efforts to safeguard critical systems are right on schedule at Nuveen. It's a goal we set more than 10 years ago. Nuveen's trading, fund management and pricing -- systems that affect you and your investments -- have been updated or replaced to be able to deal accurately with Y2K.

     We continue to work closely with our service providers, transfer agent, custodian and trustee to monitor the readiness of their systems, as well as address any remaining internal systems issues. We expect January 3, 2000, the first business day of the year, to be "business as usual."

     The Securities and Exchange Commission (SEC), which oversees the securities industry, is also taking significant steps to help the financial industry make a smooth transition to the Y2K. First, the SEC is requiring all public companies, investment advisers, investment companies and municipal securities issuers to disclose their ability to comply with the Y2K issue.

     In addition, the SEC mandated that tests be conducted on various financial systems to test the ability of exchanges and broker/dealer firms to handle transactions effectively. We participated successfully in those tests.


                [PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board


                                "All efforts to
                               safeguard critical
                               systems are right
                                  on schedule
                                  at Nuveen."


                                                       SEMIANNUAL REPORT  page 1

     Still, it's always a good idea to keep good records of all your financial business. Keep copies of all your fourth quarter 1999 bank and investment account statements, bill payment records, credit card statements and other financial records, insurance policies and social security records. Compare them with statements issued after the new year begins.

     While we cannot anticipate all possibilities, our systems are in place, and we look forward to helping you achieve your financial goals in the new millennium.

The Year In Review

     Over the past 12 months, the U.S. economy has been characterized by robust growth, generally low interest rates and unemployment levels that remain among the lowest in three decades.

     Concerns, however, about the continued pace of the economy's expansion have tested the new paradigm that holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching -- and reacting to -- every announcement concerning economic statistics, volatility has increased, especially in the equity markets.

     We have entered a different economic environment from that of 12 months ago. This shift has occurred in response to two factors:

     . the Asian financial crisis of 1998 did not produce the slowdown that was widely expected to keep economic growth from becoming overly robust;

     . evidence of accelerating prices, most obvious in the spikes in the April and September 1999 Consumer Price Index, contributed to the reemergence of the specter of inflation, accompanied by predictions of higher interest rates.

     In an effort to preempt this inflation threat, the Federal Reserve has twice moved to raise the federal funds rate by a quarter-point -- to 5.25% -- since the end of June. And in its October meeting, the group adopted a bias to tighten, although it took no action at that time. The upward adjustments to this rate, which represents the amount banks charge one another on overnight loans, mark the first increases since March 1997 and stand in sharp contrast to the three reductions made last fall.

     The case for investing in municipal bonds is still a strong one. At the end of August 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 93.1%, compared with the historical average of 89.6% over the period 1979-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds -- even before the tax advantages of municipals were taken into account. On an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

     In the coming months, we expect to see a healthy supply of new municipal bonds, although total volume is expected to drop from the near-record levels of 1998. This is due to the dramatic decrease in the refunding of existing bonds in the wake of higher interest rates compared to last August.



SEMIANNUAL REPORT  page 2

Fund News and Performance Review

     At a special shareholder meeting earlier this year, shareholders approved changes to the Nuveen Municipal Money Market Funds. These changes were made to:

     .  standardize certain fund features with other Nuveen mutual funds,

     . conform terms of the funds' Rule 12b-1 plan with current industry practice and

     .  permit the funds to operate more efficiently.

     Additionally, Nuveen Tax-Free Reserves, Inc. was renamed Nuveen Municipal Money Market Fund; Nuveen California Tax-Free Money Market Fund and Nuveen New York Tax-Free Money Market Fund became Nuveen California Tax-Exempt Money Market Fund and Nuveen New York Tax-Exempt Money Market Fund, respectively.

     I'm pleased to report that despite market volatility, Nuveen's municipal money market funds continued to provide investors with attractive short-term rates. Nuveen Municipal Money Market Fund offered investors a 7-day tax-free yield of 2.71%, which represented a taxable-equivalent yield of 3.93% for investors in the 31% federal income tax bracket. The tax-free 7-day yields for the two state money market funds were 2.59% for New York and 2.55% for California. The taxable-equivalent yield for New York was 4.02% for investors in the 35.5% federal and state income tax bracket. The taxable-equivalent yield for California was 4.08% for investors in the 37.5% federal and state income tax bracket. Please see the Fund Spotlight in this report for more information.

In Closing

     Recent volatility in the markets highlights the importance of maintaining balance in your investment portfolio. A flexible cash management investment as part of a properly balanced portfolio including equities and bonds can help you ride the markets' ups and downs. We encourage you to discuss with your financial adviser whether your current asset allocation plan needs adjusting at this time.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we look ahead to a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

     For more information on any Nuveen investment, including a prospectus, contact your financial adviser, call Nuveen at (800) 621-7227, or download a prospectus from our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

Sincerely,


/s/ Timothy R. Schwertfeger
---------------------------
Timothy R. Schwertfeger
Chairman of the Board
October 18, 1999


Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/sm/ -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their focus on consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/sm/ for income investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Averaging 10 years of experience through the market's peaks and valleys, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research

 .  An active, value-oriented investment style

 .  The unmatched presence and trading leverage of a market leader.


                                                       SEMIANNUAL REPORT  page 3

Fund Spotlight as of August 31, 1999

Terms To Know

SEC Yield A standardized calculation that the Securities and Exchange Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.


NUVEEN MUNICIPAL MONEY MARKET FUND

Portfolio Statistics

Inception Date                                          11/82
----------------------------------------------------------------
Net Assets                                     $251.7 million
----------------------------------------------------------------
Average Weighted Maturity                           51.8 days
----------------------------------------------------------------

Tax-Free Yields

SEC 7-Day Yield                                         2.71%
----------------------------------------------------------------
SEC 30-Day Yield                                        2.62%
----------------------------------------------------------------

Taxable Equivalent
(based on a federal income tax rate of 31%)

SEC 7-Day Yield                                         3.93%
----------------------------------------------------------------
SEC 30-Day Yield                                        3.80%
----------------------------------------------------------------



Diversification (as a % of market value)

Tax Obligation (General)                                  18%
----------------------------------------------------------------
Utilities                                                 16%
----------------------------------------------------------------
Long-Term Care                                            10%
----------------------------------------------------------------
Health Care                                                9%
----------------------------------------------------------------
Basic Materials                                            8%
----------------------------------------------------------------
Education and Civic Organizations                          8%
----------------------------------------------------------------
Capital Goods                                              6%
----------------------------------------------------------------
Industrial/Other                                           6%
----------------------------------------------------------------
Tax Obligation (Limited)                                   5%
----------------------------------------------------------------
Water and Sewer                                            4%
----------------------------------------------------------------
Consumer Cyclicals                                         4%
----------------------------------------------------------------
Housing (Multifamily)                                      4%
----------------------------------------------------------------
Consumer Staples                                           2%
----------------------------------------------------------------


NUVEEN CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

Portfolio Statistics

Inception Date                                           3/86
----------------------------------------------------------------
Net Assets                                      $74.7 million
----------------------------------------------------------------
Average Weighted Maturity                           49.2 days
----------------------------------------------------------------

Tax-Free Yields

SEC 7-Day Yield                                         2.55%
----------------------------------------------------------------
SEC 30-Day Yield                                        2.51%
----------------------------------------------------------------

Taxable Equivalent
(based on a combined federal and state income tax rate of 37.5%)

SEC 7-Day Yield                                         4.08%
----------------------------------------------------------------
SEC 30-Day Yield                                        4.02%
----------------------------------------------------------------


Diversification (as a % of market value)

Tax Obligation (Limited)                                  20%
----------------------------------------------------------------
Tax Obligation (General)                                  20%
----------------------------------------------------------------
Utilities                                                 17%
----------------------------------------------------------------
Water and Sewer                                           13%
----------------------------------------------------------------
Health Care                                               10%
----------------------------------------------------------------
Transportation                                             6%
----------------------------------------------------------------
Consumer Staples                                           5%
----------------------------------------------------------------
Housing (Multifamily)                                      5%
----------------------------------------------------------------
Long-Term Care                                             4%
----------------------------------------------------------------


NUVEEN NEW YORK TAX-EXEMPT MONEY MARKET FUND

Portfolio Statistics

Inception Date                                           2/87
----------------------------------------------------------------
Net Assets                                      $33.3 million
----------------------------------------------------------------
Average Weighted Maturity                             26 days
----------------------------------------------------------------

Tax-Free Yields

SEC 7-Day Yield                                         2.59%
----------------------------------------------------------------
SEC 30-Day Yield                                        2.52%
----------------------------------------------------------------

Taxable Equivalent
(based on a combined federal and state income tax rate of 35.5%)

SEC 7-Day Yield                                         4.02%
----------------------------------------------------------------
SEC 30-Day Yield                                        3.97%
----------------------------------------------------------------


Diversification (as a % of market value)

Tax Obligation (General)                                  32%
----------------------------------------------------------------
Education and Civic Organizations                         17%
----------------------------------------------------------------
Long-Term Care                                            10%
----------------------------------------------------------------
Health Care                                                9%
----------------------------------------------------------------
Housing (Multifamily)                                      9%
----------------------------------------------------------------
Utilities                                                  8%
----------------------------------------------------------------
Water and Sewer                                            5%
----------------------------------------------------------------
Transportation                                             4%
----------------------------------------------------------------
Consumer Cyclicals                                         3%
----------------------------------------------------------------
Industrial/Other                                           3%
----------------------------------------------------------------


SEMIANNUAL REPORT  page 4

Portfolio of Investments (Unaudited)
Nuveen Municipal Money Market Fund
August 31, 1999



  Principal                                                                                                               Amortized
     Amount    Description                                                                                  Ratings*           Cost
------------------------------------------------------------------------------------------------------------------------------------
               Alabama - 1.5%

$ 1,500,000    Industrial Development Board of the City of Citronelle, Alabama, Pollution Control               Aa-2    $ 1,500,000
                  Revenue Bonds, Series 1992 Refunding (Akzo Chemicals Inc. Project), Variable
                  Rate Demand Bonds, 3.350%, 2/01/04+

  2,250,000    Jefferson County, Alabama, Public Improvement Warrants, Series 1988 (Briarwood                    N/R      2,250,000
                  Presbyterian Church Project), Variable Rate Demand Bonds, 4.278%, 5/01/08+
------------------------------------------------------------------------------------------------------------------------------------
               Arizona - 3.4%

  8,500,000    Mesa, Arizona, Municipal Development Corporation, Special Tax Bonds, Series                    VMIG-1      8,500,000
                  1985, Commercial Paper, 3.600%, 2/02/00
------------------------------------------------------------------------------------------------------------------------------------
               District of Columbia - 2.0%

  5,000,000    District of Columbia (Washington, D.C.), General Obligation Bonds, Variable Rate               VMIG-1      5,000,000
                  Demand Revenue Bonds, Series 1992A-2, 3.050%, 10/01/07+
------------------------------------------------------------------------------------------------------------------------------------
               Florida - 1.2%

  3,100,000    Pasco County Housing Finance Authority, Multi-Family Housing Revenue Bonds (Carlton            VMIG-1      3,100,000
                  Arms of Magnolia Valley Project), Series 1985, Variable Rate Demand Bonds, 3.425%,
                  12/01/07+
------------------------------------------------------------------------------------------------------------------------------------
               Hawaii - 0.4%

    900,000    Department of Budget and Finance of the State of Hawaii, Special Purpose Floating Rate            A-2        900,000
                  Demand Revenue Bonds (Adventist Health System - West), Series 1984, Variable Rate
                  Demand Bonds, 3.450%, 9/01/99
------------------------------------------------------------------------------------------------------------------------------------
               Illinois - 16.8%

  7,000,000    Illinois Development Finance Authority, Pollution Control Revenue Bonds (Diamond-Star             P-1      7,000,000
                  Motors Corporation Project), Series 1985, Variable Rate Demand Bonds, 4.000%,
                  12/01/08+

  6,000,000    Illinois Educational Facilities Authority, Adjustable Demand Revenue Bonds, Shedd              VMIG-1      6,000,000
                  Aquarium Society, Series 1987B, Commercial Paper, 3.450%, 7/18/00

  3,000,000    Illinois Educational Facilities Authority, Variable Rate Demand Revenue Bonds                    A-1+      3,000,000
                  (National Louis University), Series 1999A, 3.320%, 6/01/29+

  4,500,000    Illinois Health Facilities Authority, Victory Health Services, Commercial Paper,               VMIG-1      4,500,000
                  Series 1997A, 3.300%, 10/01/99

  3,000,000    City of Chicago, Illinois, General Obligation Tender Notes, Series 1994C, 3.050%,              VMIG-1      3,000,000
                  10/31/99

  2,800,000    Chicago, Illinois, Industrial Development Revenue, Flying Food Fare Midway Project,              A-1+      2,800,000
                  Series 1998, Variable Rate Demand Bonds, 3.450%, 6/01/29+ (Alternative Minimum Tax)

  5,430,000    City of Chicago, Illinois, Revenue Bonds (De La Salle Institute Project), Series 1997,           A-1+      5,430,000
                  Variable Rate Demand Bonds, 3.350%, 4/01/27+

 10,700,000    Decatur (Illinois), Water Revenue, Series 1985 (New South Water Treatment), Adjustable           A-2      10,700,000
                  Mode Variable Rate Demand/Commercial Paper Bonds, 3.750%, 11/01/99
------------------------------------------------------------------------------------------------------------------------------------
               Indiana - 3.2%

  3,000,000    Indiana Bond Bank, Advance Funding Program Notes, Series 1999 A-2, 3.500%, 1/19/00             MIG-1       3,003,039

  5,000,000    Washington Township Metropolitan School District (Indiana), Marion County, 1999                  N/R       5,005,706
                  Second Series, Temporary Loan Warrants, 4.000%, 12/31/99
------------------------------------------------------------------------------------------------------------------------------------
               Iowa - 5.5%

  6,500,000    Iowa Finance Authority, Solid Waste Disposal Revenue (Cedar River Paper Company),               A-1+       6,500,000
                  Variable Rate Demand Bonds, Series 1995A, 3.000%, 5/01/25+ (Alternative Minimum Tax)

  4,500,000    Iowa Higher Education Loan Authority, Private College, Variable Rate Demand Revenue              N/R       4,500,000
                  Bonds (Maharishi University Project), Series 1999, 3.350%, 3/01/29+

  2,900,000    City of Eddyville, Iowa, Industrial Development Revenue Bonds (Heartland Lysine, Inc.            N/R       2,900,000
                  Project), Series 1985, Variable Rate Demand Bonds, 3.750%, 11/01/03+

Portfolio of Investments (Unaudited)
Nuveen Municipal Money Market Fund (continued)
August 31, 1999


  Principal                                                                                                               Amortized
     Amount    Description                                                                                  Ratings*           Cost
------------------------------------------------------------------------------------------------------------------------------------
               Kentucky - 5.4%

$ 1,600,000    Carroll County (Kentucky), Collateralized Solid Waste Disposal Facilities Revenue              VMIG-1     $1,600,000
                  (Kentucky Utilities Company Project), Variable Rate Demand Bonds, Series 1994A,
                  3.000%, 11/01/24+

  3,100,000    City of Covington, Kentucky, Industrial Building Revenue Bonds, Series 1999 (Baptist              N/R      3,100,000
                  Convalescent Center Project), Variable Rate Demand Bonds, 3.350%, 4/01/19+

  9,005,000    Hancock County, Kentucky, Industrial Building Revenue Refunding Bonds (Southwire Company          N/R      9,005,000
                  Project), Series 1990, Variable Rate Demand Bonds, 3.550%, 7/01/10+
------------------------------------------------------------------------------------------------------------------------------------
               Louisiana - 2.5%

  5,000,000    Ascension Parish Pollution Control (BASF Wyandotte Corporation), Variable Rate Demand             P-1      5,000,000
                  Bonds, 2.900%, 12/01/05+

  1,410,000    Kentwood, Louisiana, Industrial Development Adjustable Rate Demand Revenue Bonds, Series         Aa-2      1,410,000
                  1993 Refunding (Suntory Water Group Inc.), 3.350%, 8/01/12+
------------------------------------------------------------------------------------------------------------------------------------
               Maine - 1.0%

  2,500,000    Maine Health and Higher Educational Facilities Authority, Variable Rate Hospital Revenue         A-1+      2,500,000
                  Bonds (VHA of New England Capital Asset Financing Program), 1985 Series B, 3.300%,
                  12/01/25+
------------------------------------------------------------------------------------------------------------------------------------
               Michigan - 2.8%

  7,100,000    Michigan Job Development Authority, Limited Obligation Revenue Bonds (Frankenmuth Bavarian        A-1      7,100,000
                  Inn Motor Lodge Project),
                  Series A, Variable Rate Demand Bonds, 3.625%, 9/01/15+
------------------------------------------------------------------------------------------------------------------------------------
               Minnesota - 2.0%

  4,985,000    City of Bloomington, Minnesota, Floating Rate Demand Bonds, Commercial Revenue Bonds             A-1+      4,985,000
                  (James Avenue Associates Project), Series 1985, Variable Rate Demand Bonds, 3.350%,
                  12/01/15+
------------------------------------------------------------------------------------------------------------------------------------
               Missouri - 7.9%

  4,600,000    Health and Educational Facilities Authority of the State of Missouri, Variable Rate            VMIG-1      4,600,000
                  Demand Bonds, Health Facilities Revenue Bonds (Bethesda Barclay), Series 1996A,
                  2.950%, 8/15/26+

  2,150,000    Health and Educational Facilities Authority of the State of Missouri, School District           SP-1+      2,160,817
                  Advance Funding Note, Series 1999L,
                  Windsor C-1 School District, 4.250%, 9/19/00

  5,000,000    Missouri Rural Water Finance Corporation, Public Projects Construction Notes, Series            MIG-1      5,013,664
                  1998, 4.500%, 11/15/99

  8,000,000    State Environmental Improvement and Energy Resources Authority of the State of                 VMIG-1      8,000,000
                  Missouri, Unit Priced Demand Adjustable Pollution Control Revenue Bonds, Series
                  1985A (Union Electric Company), Commercial Paper, 3.300%, 2/07/00
------------------------------------------------------------------------------------------------------------------------------------
               Montana - 2.0%

  5,000,000    Forsyth, Montana, Pollution Control Revenue Bonds (Pacificorp Colstrip),                          N/R      5,000,000
                  Variable Rate Demand Bonds, Series 1986, 3.100%, 12/01/16+ (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               New Hampshire - 2.0%

  5,000,000    New Hampshire Higher Educational and Health Facilities Authority, Revenue                         A-1      5,000,000
                  Bonds, Hunt Community Issue, Series 1996, Variable Rate Demand Bonds, 3.300%, 5/01/26+
------------------------------------------------------------------------------------------------------------------------------------
               New York - 1.2%

  3,000,000    North Hempstead, Nassau County, New York, Bond Anticipation Notes, Series 1999, 4.000%,           N/R      3,005,105
                  1/25/00
------------------------------------------------------------------------------------------------------------------------------------
               Ohio - 9.9%

  7,000,000    Cuyahoga County, Ohio, Multifamily Revenue Bonds (National Terminal Apartments Project),          A-1      7,000,000
                  Series 1999A, Variable Rate Demand Bonds, 3.390%, 7/01/29+

  5,120,000    County of Erie, Ohio, Adjustable Rate Demand Bonds, Health Care Facilities Revenue             VMIG-1      5,120,000
                  Bonds (The Commons of Providence Project), Series 1996B, Variable Rate Demand Bonds,
                  3.390%, 10/01/21+

  3,445,000    County of Franklin, Ohio, Floating Rate Demand Bonds, Hospital Financing Revenue Bonds,           N/R      3,445,000
                  Series 1993 (Traditions at Mill Run Project), Variable Rate Demand Bonds, 3.490%,
                  11/01/14+

  3,000,000    Kings Local School District, Ohio, Bond Anticipation Notes, Series 1999, 4.190%, 3/01/00          N/R      3,010,839

  6,500,000    Lorain County, Ohio, Industrial Development Multiple Mode Revenue (Skill Tools Project),          N/R      6,500,000
                  Variable Rate Demand Bonds, Series 1999, 3.300%, 8/01/14+ (Alternative Minimum Tax)


   Principal                                                                                                              Amortized
      Amount   Description                                                                                  Ratings*           Cost
------------------------------------------------------------------------------------------------------------------------------------
               Oregon - 1.2%

$  3,000,000   Multnomah County School District 1J, Portland (Oregon), 1999 Tax and Revenue Anticipation       MIG-1     $3,012,027
                  Notes, 4.000%, 6/30/00
------------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 2.1%

   2,175,000   Butler County Industrial Development Authority (Pennsylvania), Industrial Development             N/R      2,175,000
                  Revenue Bonds (Wise Business Forms Project), Series 1997, Variable Rate Demand Bonds,
                  3.340%, 8/01/18+

   3,000,000   Philadelphia School District, Tax and Revenue Anticipation Notes, Series 1999, 4.000%,          MIG-1      3,013,185
                  6/30/00
------------------------------------------------------------------------------------------------------------------------------------
               Texas - 7.4%

   8,500,000   Brownsville, Texas, Utility System, Commercial Paper Notes, Series A, 3.150%, 9/03/99            A-1+      8,500,000

   1,500,000   City of El Paso, Texas, Industrial Development Authority, Incorporated, Industrial                N/R      1,500,000
                  Development Revenue Bonds (Contel Cellular Inc. Project), Series 1985, Variable
                  Rate Demand Bonds, 4.713%, 2/01/04+

   3,000,000   Midlothian, Texas, Industrial Development Corporation, Exempt Facilities Revenue               VMIG-1      3,000,000
                  (Texas Industries Inc. Project), Variable Rate Demand Bonds, Series 1999, 3.100%,
                  5/01/29+

   5,500,000   Sabine River Authority of Texas, Collateralized Pollution Control, Variable Rate Demand          A-1+      5,500,000
                  Bonds (Texas Utilities Electric Company), 2.850%, 4/01/30+ (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Utah - 5.6%

   3,000,000   Utah County, Utah, Tax and Revenue Anticipation Notes, Series 1999, 3.850%, 12/29/99              N/R      3,005,757

   5,000,000   Davis County, Utah, Tax and Revenue Anticipation Notes, Series 1999, 3.850%, 12/29/99             N/R      5,009,579

   3,000,000   Salt Lake County, Utah, Tax and Revenue Anticipation Notes, Series 1999, 4.000%,                  N/R      3,005,006
                  12/29/99

   3,000,000   West Valley City (Utah), Industrial Development (Johnson Matthey Project), Series 1987,           N/R      3,000,000
                  Variable Rate Demand Bonds, 3.050%, 12/01/11+
------------------------------------------------------------------------------------------------------------------------------------
               Virginia - 2.3%

   2,600,000   The Industrial Development Authority of the City of Norfolk, Floating Rate Industrial             N/R      2,600,000
                  Development Revenue Bonds (Norfolk - Virginia Beach - Portsmouth MSA Limited
                  Partnership Project), Series 1984, Variable Rate Demand Bonds, 4.713%, 11/01/04+

   3,300,000   The Industrial Development Authority of the City of Richmond, Floating Rate Industrial            N/R      3,300,000
                  Development Revenue Bonds, (Richmond MSA Limited Partnership Project), Variable Rate
                  Demand Bonds, 4.713%, 11/01/04+
------------------------------------------------------------------------------------------------------------------------------------
               Washington - 3.1%

   4,400,000   Washington Health Care Facilities Authority, Variable Rate Demand Revenue Bonds, Series           A-2      4,400,000
                  1984 (Adventist Health System - West/Walla Walla General Hospital), 3.450%, 9/01/09+

   3,400,000   Housing Authority of the City of Tacoma (Washington), Adjustable Rate Demand Revenue              N/R      3,400,000
                  Bonds, Series 1998 (Crown Assisted Living Project), 3.300%, 6/01/28+
------------------------------------------------------------------------------------------------------------------------------------
               Wisconsin - 6.9%

   8,000,000   Wisconsin Health and Educational Facilities Authority, Unit Priced Demand Adjustable           VMIG-1      8,000,000
                  Revenue Bonds (Alexian Village of Milwaukee, Inc. - Refinancing), Series 1988A,
                  3.500%, 3/01/17+

   3,000,000   Wisconsin Health and Educational Facilities Authority, Adjustable Put Option Revenue              A-1      3,000,000
                  Bonds, Series 1997 (Froedtert Memorial Lutheran Hospital Trust), 3.300%, 4/01/27+

   3,400,000   Cedarburg, Wisconsin, School District, Tax and Revenue Anticipation Notes, 3.600%,                N/R      3,400,187
                  9/20/99

   3,000,000   Mukwango Area School District, Waukesha and Walworth Counties, Wisconsin, Bonds                 MIG-1      3,003,180
                  Anticipation Notes, Series 1999, 3.750%, 11/01/99
------------------------------------------------------------------------------------------------------------------------------------
$249,870,000   Total Investments - 99.3%                                                                                249,968,091
------------------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.7%                                                                       1,709,813
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $251,677,904
               =====================================================================================================================

               *    Ratings: Using the higher of Standard & Poor's or Moody's rating.
               N/R  Investment is not rated.
               +    The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.
7

Portfolio of Investments (Unaudited)
Nuveen California Tax-Exempt Money Market Fund
August 31, 1999


  Principal                                                                                                               Amortized
     Amount    Description                                                                                Ratings*             Cost
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 5.2%

$ 3,900,000    San Dimas (California), Industrial Development Revenue Bonds (Bausch & Lomb                     N/R      $ 3,900,000
                Incorporated), Series 1985, Variable Rate Demand Bonds, 3.500%, 12/01/15+
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 9.4%

  3,500,000    California Health Facilities Financing Authority, Hospital Revenue Bonds, Series             VMIG-1        3,500,000
                1998A (Adventist Health Systems West), Variable Rate Demand Bonds, 2.650%, 9/01/28+

  3,500,000    California Health Facilities Authority, Variable Rate Revenue Bonds (St. Joseph              VMIG-1        3,500,000
                Health System), Variable Rate Demand Bonds, 2.400%, 7/01/09+
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 4.8%

  2,570,000    City of Chico, California, Multifamily Housing Revenue Refunding Bonds, Series                  N/R        2,570,000
                1995A (Sycamore Glen Project), Variable Rate Demand Bonds, 3.450%, 4/07/14+

  1,000,000    Los Angeles Community Redevelopment Agency, Multifamily Housing Revenue Bonds, Series        VMIG-2        1,000,000
                1985 (Skyline at South Park Apartments Phase II), Variable Rate Demand Bonds,
                4.450%, 12/01/05+
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 4.0%

  3,000,000    City of Santa Ana, Multi-Modal Interchangeable Rate Health Facility Revenue Bonds               A-1        3,000,000
                (Town and Country Manor Project), Series 1990, Variable Rate Demand Bonds,
                2.650%, 10/01/20+
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 19.9%

  2,400,000    Hillsborough City School District (County of San Mateo, California), 1999 Tax and             SP-1+        2,418,022
                Revenue Anticipation Notes, 4.250%, 8/30/00

  3,000,000    Irvine Ranch Water District (California), Consolidated Improvement Districts, Series         VMIG-1        3,000,000
                1989, Variable Rate Demand Bonds, 2.500%, 6/01/15+

  1,200,000    Irvine Ranch Water District, Variable Rate Demand Bonds, 2.400%, 8/01/16+                    VMIG-1        1,200,000

  2,000,000    Millbrae School District (County of Mateo, California), Tax and Revenue Anticipation          SP-1+        2,009,596
                Notes, Series 1999, 4.000%, 6/30/00

  2,500,000    City of Ontario (County of San Bernardino, California), 1999 Tax and Revenue                  SP-1+        2,511,601
                Anticipation Notes, 4.000%, 6/30/00

  1,250,000    San Carlos School District (County of San Mateo, California), 1999 Tax and Revenue            SP-1+        1,255,998
                Anticipation Notes, 4.000%, 6/30/00

    500,000    San Diego County, California, 1998 Tax and Revenue Anticipation Notes, 4.500%, 9/30/99        MIG-1          500,386

  2,000,000    San Diego County, California, Teeter Obligation Tax Exempt Commercial Paper                     P-1        2,000,000
                Notes, Series B-1, 3.300%, 2/02/00
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 20.4%

  2,000,000    Hacienda La Puente Unified School District, Certificates of Participation, Adult             VMIG-1        2,000,000
                Education Facility Financing Project, Series 1999, Variable Rate Demand
                Obligations, 3.200%, 10/01/09+

  1,900,000    City of Irvine (California), Assessment District No. 87-8, Limited Obligation                VMIG-1        1,900,000
                Improvement Bonds, Adjustable Rate Series, 2.400%, 9/02/24+

  3,000,000    Los Angeles County Capital Assets Leasing Corporation (California), Commercial Paper,          A-1+        3,000,000
                2.750%, 9/03/99

  1,800,000    Oakland, California, Certificates of Participation, Capital Improvement Project,             VMIG-1        1,800,000
                Variable Rate Demand Obligations, Series 1985, 2.950%, 12/01/15+

  3,000,000    Orange County (California), Improvement Bond Act of 1915, Irvine Coast Assessment            VMIG-1        3,000,000
                District No. 88-1, Limited Obligation Improvement, Variable Rate Demand Bonds,
                2.650%, 9/02/18+

  3,500,000    San Joaquin County Transportation Authority (California), Sales Tax Revenue, Commercial        A-1+        3,500,000
                Paper Notes, 3.100%, 11/03/99



  Principal                                                                                                              Amortized
     Amount     Description                                                                          Ratings*                 Cost
------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 6.4%

$ 1,790,000     San Diego Unified Port District (California), Subordinate Airport Revenue,                A-1+          $1,790,000
                  Commercial Paper Notes (Lindberg Field), Series B, 3.250%, 2/01/00

  2,970,000     San Francisco Airport Commission, San Francisco International Airport,                    A-1+           2,970,000
                  Subordinate Commercial Paper Notes, Series B, 3.050%, 9/09/99
------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 16.7%

  3,500,000     California Pollution Control Financing Authority, Pollution Control Refunding             A-1+           3,500,000
                  Revenue Bonds (Pacific Gas and Electric Company), 1996 Series C, Variable Rate
                  Demand Bonds, 2.650%, 11/01/26+

  2,000,000     City of Fresno, California, Industrial Development Revenue Bonds, Series 1985             N/R            2,000,000
                  (Fresno MSA Limited Partnership), Floating Rate Demand Bonds, 4.713%, 8/01/05+

  3,500,000     Los Angeles Department of Water and Sewer (California), Electric Plant,                  A-1+            3,500,000
                  Commercial Paper, 2.850%, 9/10/99

  3,500,000     Sacramento Municipal Utility District (California), Commercial Paper Notes,            VMIG-1            3,500,000
                  3.100%, 9/03/99
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 13.2%

  3,360,000     Hillsborough (California), Certificates of Participation, Water and Sewer                 A-1            3,360,000
                  System Project, Series 1995A, Variable Rate Demand Bonds, 3.550%, 6/01/15+

  3,500,000     City of Los Angeles, California, Wastewater Revenue, Commercial Paper,                   A-1+            3,500,000
                  2.950%, 9/03/99

  3,000,000     Orange County Sanitation District, Certificates of Participation, Variable             VMIG-1            3,000,000
                  Rate Demand Bonds, 2.550%, 8/01/17+
------------------------------------------------------------------------------------------------------------------------------------
$74,640,000     Total Investments - 100.0%                                                                              74,685,603
================--------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.0%                                                                        36,999
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $74,722,602
                ====================================================================================================================


*    Ratings: Using the higher of Standard & Poor's or Moody's rating.

N/R  Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.



                                 See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)
Nuveen New York Tax-Exempt Money Market Fund
August 31, 1999

  Principal                                                                                                               Amortized
     Amount    Description                                                                                 Ratings*            Cost
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclicals - 3.0%

$ 1,000,000    Dutchess County Industrial Development Agency, Industrial Development Revenue                    A-1     $ 1,000,000
                Bonds (Toys "R" US - NYTEX Inc. Facility), Series 1984, Variable Rate Demand Bonds,
                3.425%, 11/01/19+
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 16.5%

  1,300,000    New York State Dormitory Authority, New York Founding Charitable                              VMIG-1       1,300,000
                Corporation, Revenue Bonds, Series 1997, Variable Rate Demand Bonds, 3.150%, 7/01/12+

  1,400,000    New York State Dormitory Authority New York Public Library Revenue,                           VMIG-1       1,400,000
                Variable Rate Demand Bonds, 1999A, 3.000%, 7/01/28+

  1,400,000    Madison County Industrial Development Agency (New York), Civic Facility Revenue,                 A-2       1,400,000
                Series 1999 (Cazenovia College) Variable Rate Demand Bonds, 3.250%, 6/01/19+

  1,400,000    Syracuse Industrial Development Agency, Civic Facility Revenue, Multi-Modal                   VMIG-1       1,400,000
                Interchangeable Rate Demand Bonds, Series 1993 (Syracuse University), 2.950%, 3/01/23+
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 9.3%

  1,400,000    New York State Dormitory Authority, Sloan Kettering Cancer Center,                            VMIG-1       1,400,000
                Series 1989C, Variable Rate Demand Revenue Bonds, 3.100%, 7/01/19+

  1,000,000    New York State Housing Finance Agency, The Hospital for Special Surgery, Series               VMIG-1       1,000,000
                1985A, HSS Properties Corporation, Variable Rate Demand Bonds, 3.100%, 11/01/10+

    700,000    New York State Medical Care Facilities Finance Agency (Lenox Hill                             VMIG-1         700,000
                Hospital), Variable Rate Demand Bonds, Series 1990, 3.150%, 11/01/08+
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 8.4%

  1,400,000    Monroe County (New York), Industrial Development Agency, Revenue Bonds, Series                VMIG-1       1,400,000
                1998A (Collegiate Housing Foundation), Variable Rate Demand Bonds, 3.150%, 10/01/28+

  1,400,000    New York City Housing Development Corporation (Upper Fifth Avenue Project),                   VMIG-1       1,400,000
                Variable Rate Demand Bonds, 3.300%, 1/01/16+
-----------------------------------------------------------------------------------------------------------------------------------
               Industrial/Other - 2.7%

    900,000    Guilderland Industrial Development Agency, Variable Rate Demand Revenue Bonds                    P-1         900,000
                (Northeastern Industrial Park Project), Series 1993A, 3.150%, 12/01/08+
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 9.9%

  1,100,000    New York State Dormitory Authority, Series 1994 (St. Francis Center                           VMIG-1       1,100,000
                at the Knolls, Inc.), Variable Rate Demand Bonds, 3.200%, 7/01/23+

    800,000    New York State Dormitory Authority, Series 1995 (Beverwyck Inc.),                             VMIG-1         800,000
                Variable Rate Demand Bonds, 3.250%, 7/01/25+

  1,400,000    County of Otsego Industrial Development Agency (New York), Civic Facility Revenue                A-2       1,400,000
                Bonds (St. James Retirement Community Project - Letter of Credit Secured), Series 1998A,
                Variable Rate Demand Bonds, 3.300%, 8/01/28+
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 32.0%

  1,000,000    State of New York General Obligation Environmental Quality,                                     A-1+       1,000,000
                Commercial Paper, Series 1997A, 3.150%, 11/01/99

  1,000,000    Edgemont Union Free School District at Greenburgh (New York),                                    N/R       1,002,815
                Westchester County, Tax Anticipation Notes, Series 1999, 4.000%, 2/11/00

  Principal                                                                                                               Amortized
     Amount    Description                                                                                 Ratings*            Cost
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

$ 1,000,000    County of Erie, New York, Revenue Anticipation Notes, Series 1998, 4.000%, 10/13/99            MIG-1     $ 1,001,117

  1,340,000    Harrison, New York, Bonds Anticipation Notes, Series 1998, 3.250%, 12/17/99                     Aa-1       1,340,951

  1,500,000    Hilton Central School District, Monroe County, New York, Bond Anticipation                       N/R       1,502,255
                Notes, Series 1999, 3.750%, 12/22/99

  1,000,000     New York City General Obligation Bonds, Fiscal 1995, Series B, Variable                      VMIG-1       1,000,000
                 Rate Demand Bonds, 2.700%, 8/15/05+

  1,000,000     New York City General Obligation Bonds, Variable Rate Demand Bonds, 3.150%, 2/01/21+         VMIG-1       1,000,000

  1,400,000     New York City General Obligation Bonds, Variable Rate Demand Bonds, Fiscal                   VMIG-1       1,400,000
                 1996, Series J Subseries J3, 3.150%, 2/15/16+

  1,400,000     North Hempstead, Nassau County, New York, Bond Anticipation Notes, Series                       N/R       1,402,173
                 1999, 4.000%, 1/25/00
-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 4.2%

  1,400,000     Metropolitan Transportation Authority, Transit Facilities, Commercial                          A-1+       1,400,000
                 Paper, 3.150%, 9/03/99
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 8.4%

  1,400,000     New York State Energy Research and Development Authority, Pollution Control                     P-1       1,400,000
                 Revenue Refunding, Series 1987A (Niagara Mohawk Power Corporation), Variable Rate
                 Demand Bonds, 2.950%, 3/01/27+

  1,400,000     Long Island Power Authority (New York), Electric System Subordinated                         VMIG-1       1,400,000
                 Revenue Bonds, Series 7, Variable Rate Demand Bonds, 2.800%, 4/01/25+
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 4.5%

  1,500,000     New York City Municipal Water Finance Authority, Water and Sewer System,                       A-1+       1,500,000
                 Commercial Paper Notes, Series 3, 3.200%, 9/17/99
-----------------------------------------------------------------------------------------------------------------------------------
$32,940,000    Total Investments - 98.9%                                                                                 32,949,311
===========------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.1%                                                                         372,226
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $33,321,537
               ====================================================================================================================

* Ratings: Using the higher of Standard & Poor's or Moody's rating.

N/R Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
August 31, 1999



                                                                                            Municipal   California      New York
--------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in short-term municipal securities, at amortized cost, which approximates
  market value (note 1)                                                                  $249,968,091  $74,685,603   $32,949,311
Cash                                                                                          711,222           --       308,748
Receivables:
  Interest                                                                                  1,155,305      256,625       171,920
  Investments sold                                                                            300,000      100,000            --
Other assets                                                                                  353,799       77,892        26,329
--------------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                            252,488,417   75,120,120    33,456,308
--------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                                     --      123,633            --
Accrued expenses:
  Management fees (note 4)                                                                     60,849       12,048           102
  12b-1 fees (notes 1 and 4)                                                                   91,093       52,843        12,761
  Other                                                                                       124,571       57,371        52,905
Dividends payable                                                                             534,000      151,623        69,003
--------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                           810,513      397,518       134,771
--------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to shares outstanding (note 3)                                     $251,677,904  $74,722,602   $33,321,537
================================================================================================================================
Shares outstanding (note 1):
  Class A                                                                                          --   28,278,105            --
  Distribution Plan series                                                                         --   46,444,497            --
--------------------------------------------------------------------------------------------------------------------------------
Total shares outstanding                                                                  251,677,904   74,722,602    33,321,537
================================================================================================================================
Net asset value, offering and redemption price per share (net assets divided
  by shares outstanding)                                                                        $1.00        $1.00         $1.00
================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Six Months Ended August 31, 1999


                                                                                                                        Municipal
---------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                                                            $4,289,461
---------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 4)                                                                                                 632,193
12b-1 fees (notes 1 and 4)                                                                                               132,714
Shareholders' servicing agent fees and expenses                                                                          226,074
Custodian's fees and expenses                                                                                             26,835
Directors' fees and expenses (note 4)                                                                                      2,547
Professional fees                                                                                                          7,788
Shareholders' reports - printing and mailing expenses                                                                     32,223
Federal and state registration fees                                                                                       14,001
Portfolio insurance expense                                                                                                6,695
Other expenses                                                                                                            18,586
--------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                                   1,099,656
   Custodian fee credit (note 1)                                                                                            (649)
   Expense reimbursement (note 4)                                                                                       (146,544)
--------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                             952,463
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                  3,336,998
Net gain from investment transactions (notes 1 and 2)                                                                         --
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                                            $3,336,998
================================================================================================================================

                                                                                                   California
--------------------------------------------------------------------------------------------------------------------------------
                                                                                            Distribution Plan
                                                                              Class A*                 Series              Total
--------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                   $ 488,549              $ 863,606         $1,352,155
--------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 4)                                                        65,521                111,624            177,145
12b-1 fees (notes 1 and 4)                                                      41,713                 27,772             69,485
Shareholders' servicing agent fees and expenses                                  4,346                 18,504             22,850
Custodian's fees and expenses                                                    6,754                 14,182             20,936
Trustees' fees and expenses (note 4)                                               455                  1,024              1,479
Professional fees                                                                1,034                  2,691              3,725
Shareholders' reports - printing and mailing expenses                            9,161                  4,511             13,672
Federal and state registration fees                                              3,729                  1,232              4,961
Portfolio insurance expense                                                        198                    345                543
Other expenses                                                                   1,881                  5,518              7,399
--------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement           134,792                187,403            322,195
  Custodian fee credit (note 1)                                                   (395)                  (656)            (1,051)
  Expense reimbursement (note 4)                                               (44,307)               (33,391)           (77,698)
--------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                    90,090                153,356            243,446
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                          398,459                710,250          1,108,709
Net gain from investment transactions (notes 1 and 2)                               --                     --                 --
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                   $ 398,459              $ 710,250         $1,108,709
================================================================================================================================

* Class A includes the operations of the Service Plan series of the Nuveen California Tax-Free Money Market Fund through the close of business on June 25, 1999, and the operations of the Nuveen California Tax-Exempt Money Market Fund Class A from such date through August 31, 1999 (see note 1 of the Notes to Financial Statements).

                                 See accompanying notes to financial statements.

Six Months Ended August 31, 1999


                                                                                                                     New York*
------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                                                            $510,970
------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 4)                                                                                                66,234
12b-1 fees (notes 1 and 4)                                                                                              18,582
Shareholders' servicing agent fees and expenses                                                                         16,474
Custodian's fees and expenses                                                                                           17,497
Trustees' fees and expenses (note 4)                                                                                     1,747
Professional fees                                                                                                        5,805
Shareholders' reports - printing and mailing expenses                                                                    2,169
Federal and state registration fees                                                                                        468
Portfolio insurance expense                                                                                                330
Other expenses                                                                                                           3,365
------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                                   132,671
  Custodian fee credit (note 1)                                                                                           (804)
  Expense reimbursement (note 4)                                                                                       (40,794)
------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                            91,073
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                  419,897
Net gain from investment transactions (notes 1 and 2)                                                                      --
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                                            $419,897
==============================================================================================================================

* The statement includes the operations of the Distribution Plan series of the Nuveen New York Tax-Free Money Market Fund through the close of business on June 25, 1999, and the operations of the Nuveen New York Tax-Exempt Money Market Fund from such date through August 31, 1999 (see note 1 of the Notes to Financial Statements).

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)




                                                                                                      Municipal
------------------------------------------------------------------------------------------------------------------------
                                                                                        Six Months Ended      Year Ended
                                                                                                 8/31/99         2/28/99
------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                      $   3,336,998   $   7,273,829
Net realized gain from investment transactions (notes 1 and 2)                                        --              --
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                     3,336,998       7,273,829
------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)                                                        (3,336,998)     (7,273,829)
------------------------------------------------------------------------------------------------------------------------
Common Share Transactions
(at constant net asset value of $1 per share) (note 1)
Net proceeds from sale of shares                                                              97,744,918     159,407,682
Net proceeds from shares issued to shareholders due to reinvestment of distributions           3,030,724       6,997,731
------------------------------------------------------------------------------------------------------------------------
                                                                                             100,775,642     166,405,413
Cost of shares redeemed                                                                     (101,451,894)   (184,774,094)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from share transactions                                   (676,252)    (18,368,681)
Net assets at the beginning of period                                                        252,354,156     270,722,837
------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                            $ 251,677,904   $ 252,354,156
========================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                              California
-------------------------------------------------------------------------------------------------------------------------
                                                                                 Six Months Ended 8/31/99
-------------------------------------------------------------------------------------------------------------------------
                                                                                         Distribution Plan
                                                                           Class A*                 Series          Total
-------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                 $     398,459          $    710,250    $  1,108,709
Net realized gain from investment transactions (notes 1 and 2)                   --                    --              --
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  398,459               710,250      1,108,709
-------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)                                     (398,459)             (710,250)    (1,108,709)
-------------------------------------------------------------------------------------------------------------------------
Common Share Transactions
 (at constant net asset value of $1 per share) (note 1)
Net proceeds from shares issued in the reorganization
 of Nuveen California Tax-Free Money Market Fund
 Institutional Series (note 1)                                            3,634,486                    --      3,634,486
Net proceeds from sale of shares                                         47,154,988             8,943,214     56,098,202
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                      250,958               649,041        899,999
-------------------------------------------------------------------------------------------------------------------------
                                                                         51,040,432             9,592,255     60,632,687
Cost of shares redeemed                                                (136,523,817)          (23,289,611)   159,813,428
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from share transactions           (85,483,385)          (13,697,356)   (99,180,741)
Net assets at the beginning of period                                   113,761,490            60,141,853    173,903,343
-------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                       $  28,278,105          $ 46,444,497   $ 74,722,602
=========================================================================================================================

* Class A information includes the change in net assets of the Service Plan series of the Nuveen California Tax-Free Money Market Fund through June 25, 1999, and the changes in net assets of the Nuveen California Tax-Exempt Money Market Fund Class A from such date through August 31, 1999 (see note 1 of the Notes to Financial Statements).


                                                                                       California
-------------------------------------------------------------------------------------------------------------------
                                                                                Year Ended 2/28/99
-------------------------------------------------------------------------------------------------------------------
                                                             Service Plan        Distribution Plan
                                                                   Series                   Series            Total
-------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                       $   2,778,800             $  1,626,645    $   4,405,445
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                      2,778,800                1,626,645        4,405,445
-------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)                         (2,778,800)              (1,626,645)      (4,405,445)
-------------------------------------------------------------------------------------------------------------------
Common Share Transactions
 (at constant net asset value of $1 per share) (note 1)
Net proceeds from sale of shares                              295,788,047               50,528,459      346,316,506
Net proceeds from shares issued to shareholders
 due to reinvestment of distributions                           2,604,802                1,475,584        4,080,386
-------------------------------------------------------------------------------------------------------------------
                                                              298,392,849               52,004,043      350,396,892
Cost of shares redeemed                                      (271,546,956)             (46,651,143)    (318,198,099)
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets from share transactions             26,845,893                5,352,900       32,198,793
Net assets at the beginning of year                            86,915,597               54,788,953      141,704,550
-------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                               $ 113,761,490             $ 60,141,853    $ 173,903,343
===================================================================================================================

                                 See accompanying notes to financial statements.


                                                                                   New York
--------------------------------------------------------------------------------------------
                                                                  Six Months Ended 8/31/99*
--------------------------------------------------------------------------------------------
Operations
Net investment income                                                          $    419,897

Net realized gain from investment transactions (notes 1 and 2)                           --
--------------------------------------------------------------------------------------------
Net increase in net assets from operations                                          419,897
--------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)                                             (419,897)
--------------------------------------------------------------------------------------------
Common Share Transactions
  (at constant net asset value of $1 per share) (note 1)

Net proceeds from shares issued in the reorganization of
  Nuveen New York Tax-Free Money Market Fund
  Service Plan series (note 1)                                                    1,473,077

Net proceeds from shares issued in the reorganization of
  Nuveen New York Tax-Free Money Market Fund
  Institutional series (note 1)                                                      16,667

Net proceeds from sale of shares                                                 36,869,173

Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                              382,198
--------------------------------------------------------------------------------------------
                                                                                 38,741,115
Cost of shares redeemed                                                         (38,526,187)
--------------------------------------------------------------------------------------------
Net increase in net assets from share transactions                                  214,928
Net assets at the beginning of period                                            33,106,609
--------------------------------------------------------------------------------------------
Net assets at the end of period                                                $ 33,321,537
============================================================================================

*The six months ended August 31, 1999, information includes the changes in net assets of the Distribution Plan series of the Nuveen New York Tax-Free Money Market Fund through June 25, 1999, and the changes in net assets of the Nuveen New York Tax-Exempt Money Market Fund from such date through August 31, 1999.

                                                              New York
-----------------------------------------------------------------------
                                                    Year Ended 2/28/99
-----------------------------------------------------------------------
                                                     Distribution Plan
                                                                Series
-----------------------------------------------------------------------
Operations
Net investment income                                     $    835,048
-----------------------------------------------------------------------
Net increase in net assets from operations                     835,048
-----------------------------------------------------------------------
Distributions to Shareholders (note 1)                        (835,048)
-----------------------------------------------------------------------
Common Share Transactions
  (at constant net asset value of $1 per share)
  (note 1)

Net proceeds from sale of shares                            16,651,466

Net proceeds from shares issued to shareholders
due to reinvestment of distributions                           810,058
-----------------------------------------------------------------------
                                                            17,461,524
Cost of shares redeemed                                    (13,209,032)
-----------------------------------------------------------------------
Net increase in net assets from share transactions           4,252,492
Net assets at the beginning of year                         28,854,117
-----------------------------------------------------------------------
Net assets at the end of year                             $ 33,106,609
=======================================================================



                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The money market funds (the "Funds") covered in this report are Nuveen Municipal Money Market Fund ("Municipal"), formerly, Nuveen Tax-Free Reserves, Inc., Nuveen California Tax-Exempt Money Market Fund ("California"), formerly, Nuveen California Tax-Free Money Market Fund and Nuveen New York Tax-Exempt Money Market Fund ("New York"), formerly, Nuveen New York Tax-Free Money Market Fund. Nuveen California Tax-Free Money Market Fund and Nuveen New York Tax-Free Money Market Fund were reorganized after the close of business on June 25, 1999, as approved by the shareholders of the Funds on June 22, 1999 and June 4, 1999, respectively. As part of the reorganization of the Nuveen California Tax-Free Money Market Fund, the Service Plan series and the Institutional series were consolidated and renamed Class A in the California Fund. As part of the reorganization of the Nuveen New York Tax-Free Money Market Fund, the Service Plan series, the Distribution Plan series and the Institutional series were consolidated into the New York Fund.

Municipal is an open-end diversified management company incorporated as a Maryland corporation on July 6, 1982. California and New York are each a series of the Nuveen Money Market Trust, an open-end management series investment company organized as a Massachusetts business trust on January 15, 1999.

Each Fund invests substantially all of its assets in a diversified portfolio of high quality, tax-exempt money market instruments for current income, the stability of principal, and the maintenance of liquidity.

Each Fund issues its own shares at net asset value, which the Fund will seek to maintain at $1.00 per share, without a sales charge.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Each Fund invests in short-term municipal securities maturing within one year from the date of acquisition. Securities with a maturity of more than one year in all cases have variable rate and demand features qualifying them as short-term securities and are valued at amortized cost. On a dollar-weighted basis, the average maturity of all such securities must be 90 days or less (at August 31, 1999, the dollar-weighted average life was 52 days for Municipal, 49 days for California, and 26 days for New York).

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 1999, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend to shareholders of record as of the close of each business day and payment is made or reinvestment is credited to shareholder accounts after month-end. The Fund may also distribute, from time to time, net ordinary taxable income and/or capital gains.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute all of its tax-exempt net investment income, taxable ordinary income and/or net realized capital gains from investment transactions, if any, and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax and designated state income taxes for the California and New York Funds, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net ordinary taxable income and net realized capital gain distributions, if any, are subject to federal taxation.

12b-1 Plan

Effective after the close of business on June 25, 1999, each Fund (excluding California Distribution Plan series - see note 4 for details of the 12b-1 plan currently in effect for the California Distribution Plan series) pays a fee to reimburse John Nuveen & Co., Incorporated ("Nuveen"), a wholly owned subsidiary of the John Nuveen Company, the Funds' principal underwriter and distributor, for compensating authorized dealers of record, including Nuveen, for providing ongoing services to the Fund or its shareholders. Nuveen may pay additional amounts to such firms from its own resources at its discretion, and may retain any portion of the 12b-1 fees not paid to such firms.

Insurance Commitments

Effective April 1, 1999, the Funds purchased liability insurance to protect against a decline in the value of securities held in the Funds' portfolio caused by the default of securities owned by the Funds. This policy replaces a similar insurance policy from MBIA Insurance Corp. The insurance covers substantially all of the Funds' investments except U.S. government securities. The maximum total coverage for all Nuveen money market funds is $50 million, with certain deductibles for each loss. The Funds pay the policy premiums. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the Funds maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Derivative Financial Instruments

The Funds may invest in transactions in certain derivative financial instruments, including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended August 31, 1999.

Custodian Fee Credit

Each Fund has an agreement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Securities Transactions

Purchases and sales (including maturities) of investments in short-term municipal securities during the six months ended August 31, 1999, were as follows:

              Municipal    California*   New York**
------------------------------------------------------
Purchases    $465,643,117  $152,246,747  $47,312,927

Sales         466,820,000   252,374,150   49,590,000
======================================================

*The securities transactions include the purchases and sales (including maturities) of the Nuveen California Tax-Free Money Market Fund through the close of business on June 25, 1999, and the purchases and sales (including maturities) of the Nuveen California Tax-Exempt Money Market Fund from such date through August 31, 1999 (see note 1).

**The securities transactions include the purchases and sales (including maturities) of the Nuveen New York Tax-Free Money Market Fund through the close of business on June 25, 1999, and the purchases and sales (including maturities) of the Nuveen New York Tax-Exempt Money Market Fund from such date through August 31, 1999 (see note 1).

At August 31, 1999, the cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

3. Composition of Net Assets

At August 31, 1999, the Funds had common stock authorized of $.01 par value per share. The composition of net assets as well as the number of authorized shares were as follows:

                                 Municipal    California    New York
-----------------------------------------------------------------------
Capital paid in:

 Class A                     $           --  $28,278,105  $        --

 Distribution Plan series                --   46,444,497           --
-----------------------------------------------------------------------
Net assets                   $  251,677,904  $74,722,602  $33,321,537
-----------------------------------------------------------------------
Authorized shares             2,000,000,000    Unlimited    Unlimited
=======================================================================

4. Management Fees and Other Transactions with Affiliates

Under the Funds' investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                                       Management Fees
                                  -------------------------
Average Daily Net Assets          Municipal        CA, NY
-----------------------------------------------------------
-----------------------------------------------------------
For the first $500 million        .500 of 1%     .400 of 1%
For the next $500 million         .475 of 1      .375 of 1
For net assets over $1 billion    .450 of 1      .350 of 1
===========================================================

For the periods prior to the close of business on June 25, 1999, pursuant to the management agreements, the Adviser was obligated to reduce the management fee or assume certain expenses of each Fund, in an amount necessary to prevent the total expenses of each Fund (including the management fee and each Fund's share of service payments under the Distribution and Service Plans, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .75 of 1% of the average daily net assets of Municipal, and
 .55 of 1% of the average daily net assets of the California and New York Funds.

Effective after the close of business on June 25, 1999, as approved by the shareholders of Municipal and New York on June 4, 1999, and by shareholders of California on June 22, 1999, the management fee was as follows:

                                       Management Fees
                                  ------------------------
Average Daily Net Assets            Municipal    CA, NY
----------------------------------------------------------
For the first $125 million        .5000 of 1%  .4000 of 1%
----------------------------------------------------------
For the next $125 million         .4875 of 1   .3875 of 1
----------------------------------------------------------
For the next $250 million         .4750 of 1   .3750 of 1
----------------------------------------------------------
For the next $500 million         .4625 of 1   .3625 of 1
----------------------------------------------------------
For the next $1 billion           .4500 of 1   .3500 of 1
----------------------------------------------------------
For net assets over $2 billion    .4250 of 1   .3250 of 1
==========================================================

Although not obligated to do so pursuant to the new advisory agreements, the Adviser may for limited periods of time voluntarily agree to reimburse certain expenses of the Funds and has agreed to limit the total operating expenses of the Funds to .75 of 1% of the average daily net assets of Municipal and .55 of 1% of the average daily net assets of the California and New York Funds through December 31, 1999.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates.

Pursuant to a distribution agreement with the California Distribution Plan series, Nuveen pays sales and promotion expenses in connection with the offering of shares (see note 1 for the 12b-1 plan applicable to Municipal, California Class A and New York). The California Distribution Plan series has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 under which the California Distribution Plan series and Nuveen pay, in equal amounts, fees to securities dealers and service organizations for services rendered in the distribution of shares.

5. Investment Composition

   At August 31, 1999, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                     Municipal   California   New York
-------------------------------------------------------------------------
Basic Materials                              8%          --%        --%
Capital Goods                                6           --         --
Consumer Cyclicals                           4           --          3
Consumer Staples                             2            5         --
Education and Civic Organizations            8           --         17
Health Care                                  9           10          9
Housing/Multifamily                          4            5          9
Industrial/Other                             6           --          3
Long-Term Care                              10            4         10
Tax Obligation/General                      18           20         32
Tax Obligation/Limited                       5           20         --
Transportation                              --            6          4
Utilities                                   16           17          8
Water and Sewer                              4           13          5
-------------------------------------------------------------------------
                                           100%         100%       100%
=========================================================================

At August 31, 1999, certain investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions (83% for Municipal, 88% for California, and 84% for New York).

For additional information regarding each investment security, refer to the Portfolio of Investments.

              Financial Highlights (Unaudited)


              Selected data for a share outstanding throughout each period:


                                                                                               Ratios/Supplemental Data
                                                                                    ---------------------------------------------
                                                                                                                            Ratio
Municipal                                                                                                                  of Net
                                                                                                       Ratio of        Investment
                                                        Less                                           Expenses         Income to
                      Beginning                Distributions    Ending                               to Average           Average
                            Net          Net        from Net       Net                  Ending       Net Assets        Net Assets
Year Ended                Asset   Investment      Investment     Asset     Total    Net Assets   Before Credit/     Before Credit/
February 28/29,           Value       Income(a)       Income     Value    Return          (000)   Reimbursement     Reimbursement
-----------------------------------------------------------------------------------------------------------------------------------
2000 (b)                  $1.00         $.01           $(.01)    $1.00      1.32%      $251,678            .86%*             2.51%*
1999                       1.00          .03            (.03)     1.00      2.85        252,354            .80               2.79
1998                       1.00          .03            (.03)     1.00      3.02        270,723            .81               2.96
1997                       1.00          .03            (.03)     1.00      2.87        304,087            .80               2.82
1996                       1.00          .03            (.03)     1.00      3.23        339,662            .79               3.18
1995                       1.00          .03            (.03)     1.00      2.46        351,606            .78               2.40
-----------------------------------------------------------------------------------------------------------------------------------


                                           Ratios/Supplemental Data
                                 ---------------------------------------------
                                                                         Ratio
                                                                        of Net
                                          Ratio of                  Investment
                                          Expenses                   Income to
                                        to Average                     Average
                                        Net Assets                  Net Assets
Year Ended                           After Credit/               After Credit/
February 28/29,                  Reimbursement (a)           Reimbursement (a)
-------------------------------------------------------------------------------
2000 (b)                                       .75%*                      2.62%*
1999                                           .75                        2.84
1998                                           .75                        3.02
1997                                           .75                        2.87
1996                                           .75                        3.22
1995                                           .75                        2.43
-------------------------------------------------------------------------------

*   Annualized.

(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 4).

(b) For the six months ended August 31, 1999.

              Selected data for a share outstanding throughout each period:

                                                                                               Ratios/Supplemental Data
                                                                                    ---------------------------------------------
                                                                                                                            Ratio
CALIFORNIA                                                                                                                 of Net
                                                                                                       Ratio of        Investment
                                                        Less                                           Expenses         Income to
                      Beginning                Distributions    Ending                               to Average           Average
                            Net          Net        from Net       Net                  Ending       Net Assets        Net Assets
Year Ended                Asset   Investment      Investment     Asset     Total    Net Assets   Before Credit/     Before Credit/
February 28/29,           Value       Income(a)       Income     Value    Return          (000)   Reimbursement     Reimbursement
-----------------------------------------------------------------------------------------------------------------------------------
Class A (b)
  2000 (c)                $1.00         $.01           $(.01)    $1.00      1.28%      $ 28,278            .82%*             2.10%*
  1999                     1.00          .03            (.03)     1.00      2.81        113,761            .59               2.75
  1998                     1.00          .03            (.03)     1.00      3.13         86,916            .58               3.09
  1997                     1.00          .03            (.03)     1.00      2.94         95,306            .59               2.89
  1996                     1.00          .03            (.03)     1.00      3.32         70,722            .56               3.28
  1995                     1.00          .03            (.03)     1.00      2.59         41,772            .59               2.15
Distribution Plan series
  2000 (d)                 1.00          .03            (.03)     1.00      1.28         46,444            .67*              2.42*
  1999                     1.00          .03            (.03)     1.00      2.81         60,142            .63               2.72
  1998                     1.00          .03            (.03)     1.00      3.13         54,789            .66               3.02
  1997                     1.00          .03            (.03)     1.00      2.94         57,490            .61               2.87
  1996                     1.00          .03            (.03)     1.00      3.31         73,020            .62               3.23
  1995                     1.00          .03            (.03)     1.00      2.60         67,157            .64               2.47
===================================================================================================================================


                                           Ratios/Supplemental Data
                                 ---------------------------------------------
                                                                         Ratio
                                                                        of Net
                                          Ratio of                  Investment
                                          Expenses                   Income to
                                        to Average                     Average
                                        Net Assets                  Net Assets
Year Ended                           After Credit/               After Credit/
February 28/29,                  Reimbursement (a)           Reimbursement (a)
-------------------------------------------------------------------------------
Class A (b)
  2000 (c)                                     .55%*                      2.37%
  1999                                         .55                        2.79
  1998                                         .55                        3.12
  1997                                         .55                        2.93
  1996                                         .54                        3.30
  1995                                         .55                        2.19
Distribution Plan series
  2000 (d)                                     .55*                       2.54*
  1999                                         .55                        2.80
  1998                                         .55                        3.13
  1997                                         .55                        2.93
  1996                                         .55                        3.30
  1995                                         .55                        2.56

===============================================================================
*    Annualized.

(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 4).

(b) Class A information included prior to the six months ended August 31, 1999, reflects the financial highlights of the Service Plan series of the Nuveen California Tax-Free Money Market Fund (see note 1).

(c) For the six months ended August 31, 1999. Information includes the financial highlights of the Service Plan series of the Nuveen California Tax-Free Money Market Fund through the close of business on June 25, 1999, and the financial highlights of the Nuveen California Tax-Exempt Money Market Fund from such date through August 31, 1999 (see note 1).

(d)  For the six months ended August 31, 1999.

              Selected data for a share outstanding throughout each period:


                                                                                               Ratios/Supplemental Data
                                                                                    ---------------------------------------------
NEW YORK**                                                                                                                  Ratio
                                                                                                                           of Net
                                                                                                       Ratio of        Investment
                                                        Less                                           Expenses         Income to
                      Beginning                Distributions    Ending                               to Average           Average
                            Net          Net        from Net       Net                  Ending       Net Assets        Net Assets
Year Ended                Asset   Investment      Investment     Asset     Total    Net Assets   Before Credit/    Before Credit/
February 28/29,           Value    Income(a)          Income     Value    Return         (000)    Reimbursement     Reimbursement
-----------------------------------------------------------------------------------------------------------------------------------
2000 (b)                  $1.00         $.01           $(.01)    $1.00      1.28%      $ 33,322            .80%*             2.28%*
1999                       1.00          .03            (.03)     1.00      2.73         33,107            .72               2.54
1998                       1.00          .03            (.03)     1.00      3.10         28,854            .89               2.75
1997                       1.00          .03            (.03)     1.00      2.90         26,116            .92               2.52
1996                       1.00          .03            (.03)     1.00      3.20         31,631            .94               2.80
1995                       1.00          .02            (.02)     1.00      2.37         29,798            .79               2.14
-----------------------------------------------------------------------------------------------------------------------------------


                                           Ratios/Supplemental Data
                                 ---------------------------------------------
                                                                         Ratio
                                                                        of Net
                                          Ratio of                  Investment
                                          Expenses                   Income to
                                        to Average                     Average
                                        Net Assets                  Net Assets
Year Ended                           After Credit/               After Credit/
February 28/29,                  Reimbursement (a)           Reimbursement (a)
-------------------------------------------------------------------------------
2000 (b)                                       .55%*                      2.53%*
1999                                           .55                        2.71
1998                                           .55                        3.09
1997                                           .55                        2.89
1996                                           .55                        3.19
1995                                           .55                        2.38
-------------------------------------------------------------------------------

*   Annualized.
** Information included prior to the six months ended August 31, 1999, reflects the financial highlights of the Distribution Plan series of the Nuveen New York Tax-Free Money Market Fund (see note 1).
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 4).
(b) For the six months ended August 31, 1999. Information includes the financial highlights of the Distribution Plan series of the Nuveen New York Tax-Free Money Market Fund prior to the close of business on June 25, 1999, and the financial highlights of the Nuveen New York Tax-Exempt Money Market Fund from such date through August 31, 1999 (see note 1).

Fund Information


Board of Trustees                        Transfer Agent and
Robert P. Bremner                        Shareholder Services
Lawrence H. Brown                        Chase Global Fund Services Company
Anne E. Impellizzeri                     P.O. Box 5186
Peter R. Sawers                          New York, NY 10274
William J. Schneider                     (800) 257-8787
Timothy R. Schwertfeger
Judith M. Stockdale                      Legal Counsel
                                         Morgan, Lewis &
Fund Manager                             Bockius LLP
Nuveen Advisory Corp.                    Washington, D.C.
333 West Wacker Drive
Chicago, IL 60606                        Independent Public Accountants
                                         Arthur Andersen LLP
                                         Chicago, IL

 SERVING
Investors for Generations

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

   The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

   Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

   Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


[PHOTO OF JOHN NUVEEN SR. APPEARS HERE]
John Nuveen, Sr.


NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com                                                        MSA-1-8-99